FIDELITY
STRATEGIC INCOME
FUND

ANNUAL REPORT
DECEMBER 31, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The managers' review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     11  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            12  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   24  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  28  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  33  The auditors' opinion.
ACCOUNTANTS

OF SPECIAL NOTE        34

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

Resurgent stock market performance in the fourth quarter helped the Dow Jones Industrial Average post a double-digit return for the fourth year in a row - a first in the Dow's 100-plus year history. Three interest-rate cuts made late in the year by the Federal Reserve Board helped spark the equity rally. Meanwhile, while the majority of bonds posted positive performance, most bond returns for 1998 trailed their gains from 1997.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at income, to measure performance. If Fidelity had not reimbursed certain fund expenses, the fund's total return would have been lower.

CUMULATIVE TOTAL RETURNS
PERIOD ENDED DECEMBER 31, 1998      LIFE OF FUND

FIDELITY STRATEGIC INCOME           0.13%

Fidelity Strategic Income           2.08%
Composite

 JP EMBI Plus                       -19.06%

 LB Government Bond                 7.67%

 ML High Yield Master               0.31%

 SB Non-US Dollar World Govt.       14.36%
Bond

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, since the fund started on May 1, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Fidelity Strategic Income Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the J.P. Morgan Emerging Markets Bond Index Plus, the Lehman Brothers Government Bond Index, the Merrill Lynch High Yield Master Index and the Salomon Brothers Non-US Dollar World Government Bond Index weighted according to the fund's neutral mix. The benchmarks listed in the table above include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. These numbers will be reported once the fund is a year old.

$10,000 OVER LIFE OF FUND
             Strategic Income            FID Strategic Inc Comp.     ML High Yield Master
             00368                       F0086                       ML002
  1998/05/01      10000.00                    10000.00                    10000.00
  1998/05/31       9906.11                     9990.30                    10058.52
  1998/06/30       9906.23                     9995.55                    10113.28
  1998/07/31       9999.96                    10034.98                    10170.95
  1998/08/31       9282.03                     9548.68                     9732.07
  1998/09/30       9621.91                     9867.70                     9751.48
  1998/10/31       9669.33                     9955.35                     9588.81
  1998/11/30      10026.54                    10195.08                    10028.11
  1998/12/31      10012.62                    10208.05                    10031.44

IMATRL PRASUN   SHR__CHT 19981231 19990113 132356 R00000000000011

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity Strategic Income Fund on May 1, 1998, when the fund started. As the chart shows, by December 31, 1998, the value of the investment would have grown to $10,013 - a 0.13% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,031 - a 0.31% increase. You can also look at how the Fidelity Strategic Income Composite Index - a hypothetical combination of unmanaged indices that is more representative of the fund's investable universe
- did over the same period. This index combines returns from the J.P. Morgan Emerging Markets Bond Index Plus (-19.06%), Lehman Brothers Government Bond Index (7.67%), Merrill Lynch High Yield Master Index (0.31%), and Salomon Brothers Non-U.S. Dollar World Government Bond Index (14.36%), according to the fund's neutral mix *, and assumes monthly rebalancing of the mix. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,208 - a 2.08% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. If you sell your
shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* CURRENTLY 40% HIGH-YIELD, 30% U.S. GOVERNMENT AND INVESTMENT-GRADE BONDS, 15% EMERGING-MARKETS, AND 15% FOREIGN DEVELOPED-MARKETS.

TOTAL RETURN COMPONENTS
                  MAY 1, 1998 (COMMENCEMENT OF
                  OPERATIONS) TO DECEMBER 31,
                  1998

Dividend returns  4.93%

Capital returns   -4.80%

Total returns     0.13%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED DECEMBER 31, 1998  PAST 1 MONTH  PAST 6 MONTHS  LIFE OF FUND

Dividends per share              11.66(cents)  38.73(cents)   48.33(cents)

Annualized dividend rate         14.33%        8.08%          7.50%

30-day annualized yield          n/a           -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.58 over the past one month, $9.51 over the past six months and $9.60 over the life of fund, you can compare the fund's income over these three periods. The past month dividends per share include additional distributions required by federal tax regulations. These distributions may not be reflected in future monthly dividends. The 30-day annualized YIELD is a standard formula for all bond funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. Yield information will be reported once the fund has a longer, more stable, operating history.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

Escalating volatility characterized
capital markets during the 12-month
period ending December 31, 1998.
Below-investment-grade issues such
as high-yield bonds and
emerging-market debt bore the
brunt of this increased volatility, as
did any sector priced relative to U.S.
Treasury yields. Investors entered
the year fairly upbeat thanks to
positive economic data, favorable
corporate earnings estimates and
resilience in emerging markets.
However, as spring ended, global
events undermined investor
confidence. Prolonged uncertainty
surrounding resolution of Japan's
banking crisis put significant
pressure on the yen. This called into
question the export competitiveness
of surrounding Asian countries.
Russian debt came under pressure
when investors' attention turned to
the significant reform challenges the
country faced and its slow progress
in addressing them. As the summer
wore on, investors began turning
their backs on higher-yielding,
more volatile debt instruments in
favor of lower-yielding,
higher-quality issues. The ensuing
rapid flight to quality in August,
triggered by Russia's default and
devaluation, caused the gap
between Treasury yields and the
yields on non-investment-grade
debt to increase dramatically. The
key beneficiaries in this environment
included U.S. Treasuries as well as
G-7 government bonds. As the
year came to a close, investors were
focusing on Brazil's outlook and its
potential for unsettling global
markets.

(photograph of John Carlson)
(photograph of Kevin Grant)
(photograph of Margaret Eagle)
(photograph of Ian Spreadbury)

The following is an interview with John Carlson (top left), Lead Portfolio Manager of Fidelity Strategic Income Fund, with additional comments from Kevin Grant (top right), who replaced Curt Hollingsworth on December 7, 1998, on U.S. government and investment-grade securities; Margaret Eagle (lower left) on high-yield securities; and Ian Spreadbury (lower right) on foreign developed-market securities. Mr. Carlson also manages the emerging-markets portion of the fund, replacing Brian Hogan as of November 16, 1998.

Q. HOW DID THE FUND PERFORM, JOHN?

J.C. Since the fund's inception on May 1, 1998 through December 31, 1998, the fund returned 0.13%. The fund's composite benchmark - comprised of the J.P. Morgan Emerging Markets Bond Index Plus, the Lehman Brothers Government Bond Index, the Salomon Brothers Non-US Dollar World Government Bond Index and the Merrill Lynch High Yield Master Index - returned 2.08% over the same period.

Q. JOHN, WHAT WERE THE MAJOR THEMES IN THE CREDIT MARKETS IN 1998?

J.C. When I look back on 1998, two words epitomize the year - deflation and deleveraging. Deflation in the form of declining commodity prices destabilized revenue sources for many emerging-market countries, while lack of pricing power inhibited cash flow growth for some corporations. These issues contributed to higher risk premiums for emerging-market and high-yield debt, while developed-country debt yields declined. With risk premiums rising, banks, Wall Street firms and hedge funds curtailed lending, reducing their exposure to volatility and possible credit disappointments. This liquidity retraction left the gap between developed-country debt yields and below-investment-grade yields much wider year-over-year.

Q. JOHN, WHAT DROVE PERFORMANCE IN THE EMERGING-MARKET DEBT
SUB-PORTFOLIO?

J.C. Russia's highly unusual decision to default on its local currency-denominated debt detracted from the sub-portfolio's performance. The action was considered unusual because a government has the option of printing money to meet principal and interest payments. In terms of positive contributors to performance, country fundamentals drive my decision-making, as do individual security valuations in the market. This strategy benefited performance even in a turbulent year. For example, Korea, an out-of-index country, was the best contributor to fund performance during the year. Venezuela and Bulgaria, countries represented in the index, also generated positive returns.

Q. MARGARET, HOW DID THE HIGH-YIELD MARKET FARE IN 1998? WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

M.E. The high-yield sub-portfolio was bolstered by the performance of cable issues since the fund's inception, while an underweighted position in diversified media companies detracted from performance. While resilient in the face of increased global market volatility in the first half, the high-yield market weakened in the summer. With Asian currencies declining dramatically, making their exports cheaper, U.S. export competitiveness was questioned. In spite of this environment, companies continued to look to the high-yield market for financing - surpassing demand at times. However, few anticipated the significant August flight to quality and the repercussions on liquidity. The high-yield bond market rebounded somewhat in the fourth quarter, and their yields relative to Treasuries narrowed a bit. However, yields still reflect a more severe outlook for credit quality than I believe is warranted. While worldwide deflation is likely to lead to further economic softening, I do not believe it will intensify into a recession.

Q. KEVIN, HOW DID THE U.S. GOVERNMENT SECTOR OF THE PORTFOLIO FARE?

K.G. The fixed-income markets were an interesting place to be in 1998. Financial and economic turmoil abroad, and sustained U.S. growth in the absence of inflation, produced a dramatic decline in domestic interest rates. The fund's Treasury holdings generated strong performance during the year as 10-year yields at one point reached their lowest level in over 30 years. The yield curve steepened as short rates fell more than long rates. Long-term interest rates declined in response to benign inflation, an unchanged monetary policy and Asian instability that pushed the dollar to an eight-year high against the Japanese yen. Treasuries benefited as a safe haven, and federal agency securities were favored over other sectors. However, the Fed unexpectedly eased monetary policy on October 15th, boosting confidence and restoring liquidity. Economic vitality continued to confound expectations, limiting the extent of the central bank's role in reducing short-term interest rates to a series of three 25 basis point reductions. Investor demand for securities offering a yield advantage over Treasuries allowed agencies to outperform Treasuries during the fourth quarter. Since the fund's inception, Treasuries made the largest contribution; while mortgage-backed debt was the biggest drag on performance.

Q. IAN, HOW DID THE FOREIGN DEVELOPED MARKETS FARE IN 1998?

I.S. 1998 was a generally positive year for G-7 bond markets as government bond yields fell and the U.S. dollar was generally weaker against the world's major currencies. These developments were driven by fears of global deflation and a general flight to quality. As it became clear that the launch of the euro was unlikely to be delayed, we began to treat the German, French and Italian markets as one. One strategy was to position the sub-portfolio in shorter maturities in Italy and in longer maturities in Germany, thus keeping overall interest-rate exposure unchanged, but taking advantage of the relatively higher yields in the three-year sector of the Italian market.

Q. JOHN, AS LEAD PORTFOLIO MANAGER, WHAT'S YOUR OUTLOOK FOR THE FUND?

J.C. In general, I am very cautious about the capital markets in 1999. I think there is considerable risk in several markets. However, I also believe yield levels at the end of the year reflected these risks, and in some instances, overestimated them. We will rely on our global research to differentiate the winners from the losers and continue to look to the high-yield debt and emerging-market sectors of the market to provide value added to the fund's return.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT
AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOHN CARLSON ON THE FUND'S
ASSET ALLOCATION:

"Four sectors comprise the fund:
high yield (40%), U.S. government
and investment-grade securities
(30%), non-U.S. developed (15%)
and emerging-market debt (15%).
Fidelity performed extensive
analysis to determine the optimal
mix for meaningful diversification
and a reasonable level of return.
Each sector plays a role:
high-yield and emerging-market
debt typically provide the bulk of
the added value, while U.S.
governments provide liquidity and
non-U.S. provides diversification.

"We are frequently asked `when do
we change the sector weightings?'
The answer is, we don't. The
optimal mix is designed to work
across an entire market cycle. The
events of 1998 demonstrated why
the mix works.

"Deleveraging by banks and other
market participants led to
negative returns for the high- yield
and emerging-debt markets in
1998. However, these same forces
benefited U.S. and other
developed-country government
bonds through lower inflation and
a weaker U.S. dollar. As a result,
even though high-yield and
emerging-market debt suffered,
the other two sectors picked up
the slack.

"Looking forward, no change is
seen in the fund's structure. We do
not believe it is possible to predict
the direction of markets
consistently. Instead, we rely on
the individual managers to add
value over their benchmarks."

(checkmark)FUND FACTS

GOAL: high current income
with the potential for capital
appreciation

FUND NUMBER: 368

TRADING SYMBOL: FSICX

START DATE: May 1, 1998

SIZE: as of December 31,
1998, more than $24 million

MANAGER: John Carlson, lead
and emerging-markets
manager; since 1998, Kevin
Grant, U.S. government and
investment-grade securities;
since December 1998,
Margaret Eagle, high-yield
investments, since inception;
and Ian Spreadbury, foreign
developed market securities,
since inception


INVESTMENT CHANGES





TOP FIVE HOLDINGS AS OF
DECEMBER 31, 1998

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
EQUIVALENTS)                                            THESE HOLDINGS 6 MONTHS AGO

U.S. Treasury Obligations       23.5                     26.3

German Federal Republic         5.5                      2.7

Nextel Communications, Inc.     2.7                      3.3

Argentinian Republic            2.6                      2.7

Canadian Government             2.5                      1.4

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1998

                               % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                        THESE MARKET SECTORS 6
                                                        MONTHS AGO

UTILITIES                       15.2                     13.7

MEDIA & LEISURE                 10.9                     8.8

RETAIL & WHOLESALE              3.8                      5.2

ENERGY                          2.5                      5.1

NONDURABLES                     1.5                      0.4

QUALITY DIVERSIFICATION AS OF
DECEMBER 31, 1998

(MOODY'S RATINGS)              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS 6
                                                        MONTHS AGO

Aaa, Aa, A                      36.7                     35.1

Baa                             0.4                      0.3

Ba                              9.7                      6.7

B                               24.4                     26.8

Caa, Ca, C                      7.3                      7.7

Not Rated                       2.2                      3.2


TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1998 AND JUNE 30, 1998 ACCOUNT FOR 0.6% AND 1.9% RESPECTIVELY, OF THE FUND'S INVESTMENTS.

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF DECEMBER 31, 1998 *
Nonconvertible
bonds  32.6%
U.S. Treasury
obligations 23.5%
Foreign government and
government agency
obligations 23.7%
Stocks 5.5%
Other 1.2%
Short-term
investments 13.5%
*FOREIGN
INVESTMENTS  28.0%
Row: 1, Col: 1, Value: 32.3
Row: 1, Col: 2, Value: 23.5
Row: 1, Col: 3, Value: 23.7
Row: 1, Col: 4, Value: 5.5
Row: 1, Col: 5, Value: 1.5
Row: 1, Col: 6, Value: 13.5

AS OF JUNE 30, 1998 **
Nonconvertible
bonds  30.9%
U.S. Treasury
obligations 26.3%
Foreign government and
government agency
obligations 21.1%
Stocks 8.9%
Other 1.5%
Short-term
investments 11.3%
**FOREIGN
INVESTMENTS  23.1%
Row: 1, Col: 1, Value: 30.9
Row: 1, Col: 2, Value: 26.3
Row: 1, Col: 3, Value: 21.1
Row: 1, Col: 4, Value: 8.9
Row: 1, Col: 5, Value: 1.5
Row: 1, Col: 6, Value: 11.3





INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



NONCONVERTIBLE BONDS - 32.6%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

BASIC INDUSTRIES - 0.2%

PACKAGING & CONTAINERS - 0.1%

Gaylord Container Corp.           Caa1        $ 40,000                          $ 34,000
9.375% 6/15/07

PAPER & FOREST PRODUCTS - 0.1%

Florida Coast Paper Co.           Ca           40,000                            21,400
LLC/Florida Coast Paper
Finance Corp. Series B,
12.75% 6/1/03

TOTAL BASIC INDUSTRIES                                                           55,400

CONSTRUCTION & REAL ESTATE -
0.3%

REAL ESTATE INVESTMENT TRUSTS
- 0.3%

Ocwen Asset Investment Corp.      -            80,000                            61,600
11.5% 7/1/05 (g)

DURABLES - 0.3%

AUTOS, TIRES, & ACCESSORIES -
0.2%

Blue Bird Body Co. 10.75%         B2           10,000                            10,300
11/15/06

Breed Technologies, Inc.          B3           10,000                            8,750
9.25% 4/15/08 (g)

Federal-Mogul Corp. 7.875%        Ba2          30,000                            30,693
7/1/10

                                                                                 49,743

HOME FURNISHINGS - 0.1%

Sealy Mattress Co. 9.875%         B3           20,000                            19,300
12/15/07

TOTAL DURABLES                                                                   69,043

ENERGY - 2.5%

COAL - 0.1%

P&L Coal Holdings Corp.           B2           30,000                            30,525
9.625% 5/15/08

ENERGY SERVICES - 0.3%

Petroliam Nasional BHD yankee     Baa3         100,000                           69,350
7.625% 10/15/26 (g)

OIL & GAS - 2.1%

Chesapeake Energy Corp.           B3           230,000                           172,500
9.625% 5/1/05

Cross Timbers Oil Co. 8.75%       B2           70,000                            62,300
11/1/09

Ocean Energy, Inc.:

8.375% 7/1/08                     B1           50,000                            46,750

8.875% 7/15/07                    B1           10,000                            9,700

10.375% 10/15/05                  B2           10,000                            10,325

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

ENERGY - CONTINUED

OIL & GAS - CONTINUED

Petroleos Mexicanos 10.2613%      Ba2         $ 200,000                         $ 186,000
7/15/05  (Reg. S) (h)

Snyder Oil Corp. 8.75% 6/15/07    B2           20,000                            19,725

                                                                                 507,300

TOTAL ENERGY                                                                     607,175

FINANCE - 1.3%

BANKS - 0.7%

Banco Nacional de                 B1           200,000                           160,000
Desenvolvimento Economico e
Social 14.724% 6/16/08 (g)(h)

CREDIT & OTHER FINANCE - 0.6%

ORBCOMM Global LP/ORBCOMM         B3           60,000                            61,800
Capital Co. 14% 8/15/04

Time Warner Telecom LLC/Time      B2           80,000                            82,200
Warner Telecom, Inc. 9.75%
7/15/08

                                                                                 144,000

TOTAL FINANCE                                                                    304,000

HEALTH - 0.7%

DRUGS & PHARMACEUTICALS - 0.2%

Global Health Sciences, Inc.      Caa1         80,000                            54,800
11% 5/1/08

MEDICAL FACILITIES MANAGEMENT
- 0.5%

Oxford Health Plans, Inc. 11%     Caa1         120,000                           112,800
5/15/05 (g)

TOTAL HEALTH                                                                     167,600

MEDIA & LEISURE - 10.5%

BROADCASTING - 8.5%

ACME Television LLC/ACME          B3           30,000                            23,925
Financial Corp. 0% 9/30/04
(e)

Adelphia Communications Corp.:

9.5% 2/15/04 pay-in-kind          B2           500,000                           511,195

9.875% 3/1/07                     B2           40,000                            44,200

Ascent Entertainment Group,       B3           20,000                            12,000
Inc. 0% 12/15/04 (e)

Benedek Communications Corp.      B3           40,000                            28,000
0% 5/15/06 (e)

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

BROADCASTING - CONTINUED

Century Communications Corp.:

8.75% 10/1/07                     Ba3         $ 30,000                          $ 33,000

9.5% 3/1/05                       Ba3          20,000                            22,350

Chancellor Media Corp. 8%         Ba2          130,000                           132,600
11/1/08 (g)

Citadel Broadcasting Co.:

9.25% 11/15/08 (g)                B3           40,000                            41,800

10.25% 7/1/07                     B3           10,000                            10,900

Comcast UK Cable Partners         B2           40,000                            33,800
Ltd. 0% 11/15/07 (e)

CSC Holdings, Inc. 7.625%         Ba2          30,000                            29,892
7/15/18

Diamond Cable Communications      B3           10,000                            8,250
PLC yankee 0% 12/15/05 (e)

EchoStar Communications Corp.     B2           60,000                            61,350
0% 6/1/04 (e)

Echostar DBS Corp. 12.5%          Caa1         80,000                            92,500
7/1/02

Falcon Holding Group
LP/Falcon Funding Corp.:

0% 4/15/10 (e)                    B2           340,000                           228,650

8.375% 4/15/10                    B2           50,000                            50,500

Intermedia Capital Partners       B2           20,000                            22,500
IV LP / Intermedia Partners
IV Capital Corp. 11.25%
8/1/06

International Cabletel, Inc.      B3           50,000                            40,500
0% 2/1/06 (e)

Iridium Operating LLC/Iridium
Capital Corp.:

10.875% 7/15/05                   B3           40,000                            34,000

11.25% 7/15/05                    B3           10,000                            8,600

Lenfest Communications, Inc.      B2           20,000                            20,600
8.25% 2/15/08

LIN Holdings Corp. 0% 3/1/08      B3           40,000                            28,100
(e)

NTL, Inc.:

0% 4/1/08 (e)                     B3           60,000                            37,050

10% 2/15/07                       B3           40,000                            41,200

11.5% 10/1/08 (g)                 B3           180,000                           193,500

Olympus Communications            B1           10,000                            11,000
LP/Olympus Capital Corp.
10.625% 11/15/06

Orbital Imaging Corp. 11.625%     -            20,000                            20,300
3/1/05

Renaissance Media Group           B3           80,000                            54,000
LLC/Renaissance Media
Capital Corp. 0% 4/15/08 (e)

Telewest Communications PLC       B1           40,000                            45,000
11.25% 11/1/08 (g)

Telewest PLC yankee 9.625%        B1           100,000                           104,000
10/1/06

                                                                                 2,025,262

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

MEDIA & LEISURE - CONTINUED

ENTERTAINMENT - 0.9%

Cinemark USA, Inc. 8.5% 8/1/08    B2          $ 10,000                          $ 9,825

Premier Parks, Inc.:

0% 4/1/08 (e)                     B3           140,000                           94,850

9.25% 4/1/06                      B3           120,000                           124,200

                                                                                 228,875

LODGING & GAMING - 0.7%

Circus Circus Enterprises,
Inc.:

6.7% 11/15/96                     Baa3         30,000                            28,200

7.625% 7/15/13                    Ba2          30,000                            26,400

9.25% 12/1/05                     Ba2          40,000                            40,600

Signature Resorts, Inc. 9.75%     B3           100,000                           84,000
10/1/07

                                                                                 179,200

PUBLISHING - 0.4%

World Color Press, Inc.           B1           90,000                            90,000
8.375% 11/15/08 (g)

TOTAL MEDIA & LEISURE                                                            2,523,337

NONDURABLES - 1.5%

FOODS - 1.0%

Aurora Foods, Inc. 8.75%          B1           20,000                            20,800
7/1/08

Del Monte Corp. 12.25% 4/15/07    Caa1         70,000                            78,050

Del Monte Foods Co. 0%            Caa2         170,000                           116,450
12/15/07 (e)

Gorges/Quik-To-Fix Foods,         Caa1         40,000                            16,800
Inc. 11.5% 12/1/06

                                                                                 232,100

HOUSEHOLD PRODUCTS - 0.5%

AKI, Inc. 10.5% 7/1/08 (g)        B2           20,000                            19,000

Revlon Consumer Products Corp.:

8.625% 2/1/08                     B3           50,000                            45,500

9% 11/1/06 (g)                    B2           70,000                            69,300

                                                                                 133,800

TOTAL NONDURABLES                                                                365,900

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

RETAIL & WHOLESALE - 3.8%

GROCERY STORES - 3.8%

Fleming Companies, Inc.           B3          $ 300,000                         $ 279,750
Series B, 10.625% 7/31/07

Jitney-Jungle Stores America,     B3           104,000                           106,600
Inc. 10.375% 9/15/07

Pathmark Stores, Inc.:

11.625% 6/15/02                   Caa2         480,000                           462,600

12.625% 6/15/02                   Caa2         60,000                            57,750

                                                                                 906,700

SERVICES - 0.3%

Iron Mountain, Inc. 8.75%         B3           50,000                            51,500
9/30/09

Spin Cycle, Inc. 0% 5/1/05 (e)    -            20,000                            9,200

TOTAL SERVICES                                                                   60,700

TECHNOLOGY - 0.5%

COMMUNICATIONS EQUIPMENT - 0.2%

Intermedia Communications,
Inc.:

8.5% 1/15/08                      B2           30,000                            28,350

8.875% 11/1/07                    B2           20,000                            19,300

                                                                                 47,650

COMPUTER SERVICES & SOFTWARE
- 0.3%

Concentric Network Corp.          -            50,000                            51,000
12.75% 12/15/07

DecisionOne Corp. 9.75% 8/1/07    B3           40,000                            18,400

                                                                                 69,400

TOTAL TECHNOLOGY                                                                 117,050

TRANSPORTATION - 0.4%

AIR TRANSPORTATION - 0.3%

Atlas Air, Inc. 9.25% 4/15/08     B3           50,000                            49,500

Kitty Hawk, Inc. 9.95%            B1           30,000                            29,550
11/15/04

                                                                                 79,050

SHIPPING - 0.1%

Cenargo International PLC         Ba3          10,000                            9,400
9.75% 6/15/08 (g)

TOTAL TRANSPORTATION                                                             88,450

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

UTILITIES - 10.3%

CELLULAR - 1.5%

McCaw International Ltd. 0%       Caa1        $ 50,000                          $ 27,000
4/15/07 (e)

Nextel Communications, Inc.:

0% 8/15/04 (e)                    B2           70,000                            68,075

12% 11/1/08 (g)                   B2           90,000                            98,325

Orange PLC 8% 8/1/08              Ba3          50,000                            50,000

Rogers Communications, Inc.       B2           10,000                            10,300
8.875% 7/15/07

Teligent, Inc. 11.5% 12/1/07      Caa1         115,000                           107,525

                                                                                 361,225

ELECTRIC UTILITY - 1.2%

Niagara Mohawk Power Corp.:

0% 7/1/10 (e)                     Ba2          140,000                           106,400

7.625% 10/1/05                    Ba2          90,000                            93,267

7.75% 10/1/08                     Ba2          90,000                            96,300

                                                                                 295,967

TELEPHONE SERVICES - 7.6%

Allegiance Telecom, Inc.:

0% 2/15/08 (e)                    -            20,000                            9,200

12.875% 5/15/08                   -            50,000                            48,500

Covad Communications Group,       -            40,000                            22,000
Inc. 0% 3/15/08 (e)

Dobson Wireline Co. 12.25%        -            100,000                           89,500
6/15/08

Firstworld Communications,        -            40,000                            12,000
Inc. 0% 4/15/08 (e)

Global Crossing Holdings Ltd.     B1           150,000                           157,875
9.625% 5/15/08

GST Network Funding, Inc. 0%      -            90,000                            40,950
5/1/08 (e)(g)

Hermes Europe Railtel BV          B3           70,000                            74,725
11.5% 8/15/07

IXC Communications, Inc. 9%       B3           100,000                           99,000
4/15/08

Level 3 Communications, Inc.      B3           300,000                           297,375
9.125% 5/1/08

McLeodUSA, Inc. 9.5% 11/1/08      B2           90,000                            95,400
(g)

MetroNet Communications Corp.:

0% 11/1/07 (e)                    B3           90,000                            59,400

0% 6/15/08 (e)                    B3           70,000                            42,875

10.625% 11/1/08 (g)               B3           80,000                            84,800

Pathnet, Inc. 12.25% 4/15/08      -            5,000                             3,500

Qwest Communications
International, Inc.:

0% 10/15/07 (e)                   Ba1          50,000                            38,750

7.5% 11/1/08 (g)                  Ba1          70,000                            72,800

Telegroup, Inc. 0% 11/1/04 (e)    -            20,000                            10,000

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

UTILITIES - CONTINUED

TELEPHONE SERVICES - CONTINUED

Viatel, Inc.:

0% 4/15/08 (e)                    Caa1        $ 10,000                          $ 5,600

11.25% 4/15/08                    Caa1         500,000                           500,000

WinStar Communications, Inc.:

0% 3/15/08 (e)                    CCC          20,000                            14,200

10% 3/15/08                       CCC          50,000                            40,000

                                                                                 1,818,450

TOTAL UTILITIES                                                                  2,475,642

TOTAL NONCONVERTIBLE BONDS                                                       7,802,597
(Cost $7,861,507)

U.S. TREASURY OBLIGATIONS -
23.5%



U.S. Treasury Bond:

9% 11/15/18                       Aaa          975,000                           1,400,948

10.75% 8/15/05                    Aaa          2,210,000                         2,947,586

U.S. Treasury Notes 5.875%        Aaa          1,250,000                         1,260,033
8/31/99

TOTAL U.S. TREASURY OBLIGATIONS                                                  5,608,567
(Cost $5,471,226)

ASSET-BACKED SECURITIES - 0.6%



Airplanes Pass Through Trust      Ba2          130,000                           136,500
10.875% 3/15/19 (Cost
$133,900)

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - 23.7%



Argentinian Republic:

BOCON 3.29% 9/1/02 (h)            Ba3    ARS   88,781                            69,847

Brady 6.1875% 3/31/05 (h)         Ba3          141,000                           118,352

Brady par euro 5.75% 3/31/23      Ba3          30,000                            21,600
(f)

global bond 11% 10/9/06           Ba3          150,000                           147,188

global bond 11.375% 1/30/17       Ba3          100,000                           99,875

8.75% 7/10/02 (Reg. S)            Ba3    ARS   60,000                            48,946

11.75% 2/12/07                    Ba3    ARS   150,000                           126,962

Austrian Republic 5% 1/22/01      Aaa    JPY   30,000,000                        288,742

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) interest
notes:

5.9688% 12/15/15 (h)              B1          $ 260,000                         $ 28,275

5.9688% 12/15/15 (g)(h)           Ca           226                               25

Brazilian Federative Republic
Brady:

capitalization bond 8% 4/15/14    B2           435,720                           259,798

IDU euro 6.75% 1/1/01 (h)         B2           59,040                            53,579

new money bond L 6.1875%          B2           100,000                           54,625
4/15/09 (Bearer) (h)

Bulgarian Republic Brady:

discount A 6.6875% 7/28/24 (h)    B2           130,000                           91,975

FLIRB A 2.5% 7/28/12 (h)          B2           150,000                           85,500

Canadian Government:

7% 12/1/06                        Aa1    CAD   690,000                           512,489

10% 5/1/02                        Aa1    CAD   100,000                           75,557

City of Buenos Aires euro         B1     ARS   118,000                           90,945
10.5% 5/28/04

Ecuador Republic 6.625%           B3           1,132                             457
2/27/15 (h)

German Federal Republic:

4.75% 7/4/28                      Aaa    DEM   300,000                           179,148

7.375% 1/3/05                     Aaa    DEM   1,000,000                         720,255

9% 10/20/00                       Aaa    DEM   630,000                           416,215

Hungarian Government:

13% 7/24/03                       A1     HUF   3,500,000                         16,362

15% 7/24/01                       A1     HUF   2,600,000                         12,341

Moscow City 9.5% 5/31/00          B3           200,000                           74,000
(Reg.)

Panamanian Republic Brady par     Ba1          60,000                            36,900
3.5% 7/17/26 (f)

Peruvian Republic Brady FLIRB     Ba3          100,000                           56,750
3.25% 3/7/17 (h)

Russian Federation euro           B3           80,000                            24,400
12.75% 6/24/28  (Reg. S)

Treuhandanstalt 6.625%, 7/9/03    Aaa    DEM   700,000                           475,918

United Kingdom, Great Britain
& Northern Ireland:

8.75% 8/25/17                     Aaa    GBP   80,000                            203,808

9.75% 8/27/02                     Aaa    GBP   125,000                           241,652

United Mexican States:

Brady par A 6.25% 12/31/19        Ba2          250,000                           194,375
unit

Cetes:

0% 3/4/99                         -      MXN   390,000                           37,285

FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY
OBLIGATIONS (I) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

United Mexican States: -
continued

Cetes 0% 3/11/99                  -      MXN   190,000                          $ 18,150

global bond 11.5% 5/15/26         Ba2          275,000                           294,938

Venezuelan Republic:

Brady debt conversion bond        B2           642,855                           408,213
euro 5.9375% 12/18/07 (h)

global bond 13.625% 8/15/18       B2           100,000                           77,000

TOTAL FOREIGN GOVERNMENT AND                                                     5,662,447
GOVERNMENT AGENCY OBLIGATIONS
(Cost $5,650,836)


COMMON STOCKS - 0.0%

                               SHARES

MEDIA & LEISURE - 0.0%

BROADCASTING - 0.0%

NTL, Inc. warrants 12/31/08     56                  840
(a)

Orbital Imaging Corp.           20                  200
warrants 3/1/05 (a)(g)

                                                    1,040

SERVICES - 0.0%

Spin Cycle, Inc. warrants       20                  -
5/1/05 (a)(g)

UTILITIES - 0.0%

TELEPHONE SERVICES - 0.0%

Covad Communications Group,     40                  2,000
Inc. warrants 3/15/08 (a)(g)

FirstCom Corp. warrants         1,750               875
10/27/07 (Reg. S) (a)

Firstworld Communications,      40                  400
Inc. warrants 4/15/08 (a)(g)

Pathnet, Inc. warrants          5                   50
4/15/08 (a)(g)

                                                    3,325

TOTAL COMMON STOCKS                                 4,365
(Cost $2,757)

PREFERRED STOCKS - 5.5%



CONVERTIBLE PREFERRED STOCKS
- 0.5%

UTILITIES - 0.5%

TELEPHONE SERVICES - 0.5%

IXC Communications, Inc.        4,000               132,500
$3.375 (g)

PREFERRED STOCKS - CONTINUED

                               SHARES              VALUE (NOTE 1)

NONCONVERTIBLE PREFERRED
STOCKS - 5.0%

CONSTRUCTION & REAL ESTATE -
0.2%

REAL ESTATE INVESTMENT TRUSTS
- 0.2%

California Federal Preferred    1,513              $ 38,014
Capital Corp. $2.28

MEDIA & LEISURE - 0.4%

BROADCASTING - 0.4%

CSC Holdings, Inc. 11.125%      146                 16,279
pay-in-kind

Echostar Communications Corp.   76                  87,875
12.125% pay-in-kind

                                                    104,154

UTILITIES - 4.4%

CELLULAR - 2.0%

Nextel Communications, Inc.     527                 474,300
11.125% pay-in-kind (a)

TELEPHONE SERVICES - 2.4%

ICG Holdings, Inc. 14%          554                 540,150
pay-in-kind (a)

Viatel, Inc. 10% pay-in-kind    265                 29,150
(a)(g)

                                                    569,300

TOTAL UTILITIES                                     1,043,600

TOTAL NONCONVERTIBLE                                1,185,768
PREFERRED STOCKS

TOTAL PREFERRED STOCKS                              1,318,268
(Cost $1,580,482)


SOVEREIGN LOAN PARTICIPATIONS
- 0.6%

MOODY'S RATINGS (UNAUDITED) (B)          PRINCIPAL AMOUNT (D)

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank):

loan participation
restructured under 1997
Agreement:

 BankBoston Corp. 6.7188%         -      $ 245,000                        15,313
12/15/20 (c)(h)

 Deutsche Bank 6.7188%            -       280,000                         17,500
12/15/20 (c)(h)

 Merrill Lynch, Pierce,           -       110,000                         6,875
Fenner & Smith, Inc. 6.7188%
12/15/20 (c)(h)

 Morgan (J.P.) Securities,        -       70,000                          4,375
Inc. 5.9688% 12/15/20 (c)(h)

SOVEREIGN LOAN PARTICIPATIONS
- CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)          PRINCIPAL AMOUNT (D)            VALUE (NOTE 1)

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under  1997 Agreement: -
continued



The Chase Manhattan Bank          -      $ 310,000                       $ 19,375
5.9688% 12/15/20 (c)(h)

Moroccan Kingdom loan             -       100,000                         79,500
participation Series A -
Morgan Guaranty Trust Co.
6.0625% 1/1/09 (h)

TOTAL SOVEREIGN LOAN                                                      142,938
PARTICIPATIONS
(Cost $303,586)


CASH EQUIVALENTS - 13.5%

                            MATURITY AMOUNT

Investments in repurchase   $ 3,241,699           3,240,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.72%,
dated 12/31/98 due 1/4/99


PURCHASED OPTIONS - 0.0%

EXPIRATION DATE/ STRIKE YIELD                    UNDERLYING FACE AMOUNT AT VALUE

The Chase Manhattan Bank Call   May 99/ 16%      $ 71,924                                        1,961
Option on  ZAR 500,000
notional amount of South
African Republic 12% 2/28/05
(a) (Cost $2,720)

TOTAL INVESTMENT IN                                                                            $ 23,917,643
SECURITIES - 100%
(Cost $24,247,014)


SECURITY TYPE ABBREVIATIONS

FLIRB                        -   Front Loaded Interest
                                 Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                          -   Argentine peso

CAD                          -   Canadian dollar

DEM                          -   German deutsche mark

GBP                          -   British pound

HUF                          -   Hungarian forint

JPY                          -   Japanese yen

MXN                          -   Mexican peso

ZAR                          -   South African rand

LEGEND
(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,569,700 or 6.5% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS          S&P RATINGS

Aaa, Aa, A        36.7%  AAA, AA, A    36.7%

Baa               0.4%   BBB           1.4%

Ba                9.7%   BB            11.4%

B                 24.4%  B             21.1%

Caa               6.9%   CCC           4.9%

Ca, C             0.1%   D             0.1%

For some foreign government obligations, FMR has assigned the ratings for the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 2.2%. FMR has determined that unrated debt securities that are lower quality account for 0.6% of the total value of investment in securities.
Distribution of investments by country of issue, as a percentage of total value of investments in securities, is as follows:

United States of America     72.0%

Germany                       7.5

Canada                        3.2

Mexico                        3.1

Argentina                     3.0

United Kingdom                2.7

Brazil                        2.2

Venezuela                     2.0

Austria                       1.2

(Others individually less     3.1
than 1%)

                            100.0%

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $24,418,646. Net unrealized depreciation aggregated $501,003, of which $485,633 related to appreciated investment securities and $986,636 related to depreciated investment securities.

The fund intends to defer to its fiscal year ending December 31, 1999 approximately $223,000 of losses recognized during the period November 1, 1998 to December 31, 1998.

At December 31, 1998, the fund had a capital loss carryforward of approximately $69,000 all of which will expire on December 31, 2006.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    DECEMBER 31, 1998

ASSETS

Investment in securities, at             $ 23,917,643
value (including repurchase
agreements of $3,240,000)
(cost $24,247,014) -  See
accompanying schedule

Cash                                      9,693

Receivable for investments                14,760
sold

Receivable for fund shares                8,069
sold

Dividends receivable                      3,375

Interest receivable                       430,839

Prepaid expenses                          6,050

 TOTAL ASSETS                             24,390,429

LIABILITIES

Payable for fund shares        $ 10,369
redeemed

Distributions payable           44,055

Accrued management fee          31,451

Other payables and accrued      43,794
expenses

 TOTAL LIABILITIES                        129,669

NET ASSETS                               $ 24,260,760

Net Assets consist of:

Paid in capital                          $ 25,010,757

Undistributed net investment              31,853
income

Accumulated undistributed net             (453,177)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               (328,673)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 2,548,199                $ 24,260,760
shares outstanding

NET ASSET VALUE, offering                 $9.52
price and redemption price
per share ($24,260,760
(divided by) 2,548,199
shares)

STATEMENT OF OPERATIONS
MAY 1, 1998 (COMMENCEMENT OF
OPERATIONS) TO DECEMBER 31,
1998

INVESTMENT INCOME                            $ 99,390
Dividends

Interest                                      941,199

 TOTAL INCOME                                 1,040,589

EXPENSES

Management fee                   $ 70,570

Transfer agent fees               19,845

Accounting fees and expenses      39,895

Non-interested trustees'          38
compensation

Custodian fees and expenses       8,745

Registration fees                 33,473

Audit                             28,362

Legal                             52

Miscellaneous                     279

 Total expenses before            201,259
reductions

 Expense reductions               (67,103)    134,156

NET INVESTMENT INCOME                         906,433

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (346,255)

 Foreign currency transactions    3,040       (343,215)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (329,371)

 Assets and liabilities in        698         (328,673)
foreign currencies

NET GAIN (LOSS)                               (671,888)

NET INCREASE (DECREASE) IN                   $ 234,545
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS
      MAY 1, 1998 (COMMENCEMENT OF
      OPERATIONS) TO DECEMBER 31,
      1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 906,433
income

 Net realized gain (loss)         (343,215)

 Change in net unrealized         (328,673)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       234,545
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (984,542)
from net investment income

Share transactions Net            29,660,234
proceeds from sales of shares

 Reinvestment of distributions    894,120

 Cost of shares redeemed          (5,543,597)

 NET INCREASE (DECREASE) IN       25,010,757
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       24,260,760
IN NET ASSETS

NET ASSETS

 Beginning of period              -

 End of period (including        $ 24,260,760
undistributed net investment
income of $31,853)

OTHER INFORMATION
Shares

 Sold                             3,037,462

 Issued in reinvestment of        93,798
distributions

 Redeemed                         (583,061)

 Net increase (decrease)          2,548,199

FINANCIAL HIGHLIGHTS
                                 PERIOD ENDED DECEMBER 31,

                                 1998 E

SELECTED PER-SHARE DATA

Net asset value, beginning of    $ 10.000
period

Income from Investment            .469
Operations Net investment
income D

 Net realized and unrealized      (.466)
gain (loss)

 Total from investment            .003
operations

Less Distributions

 From net investment income       (.483)

Net asset value, end of period   $ 9.520

TOTAL RETURN B, C                 .13%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 24,261
(000 omitted)

Ratio of expenses to average      1.10% A, F
net assets

Ratio of expenses to average      1.09% A, G
net assets after expense
reductions

Ratio of net investment           7.40% A
income to average net assets

Portfolio turnover rate           97% A

A ANNUALIZED

B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.

C THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS).

D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.

E FOR THE PERIOD MAY 1, 1998 (COMMENCEMENT OF OPERATIONS) TO DECEMBER
31, 1998.

F FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND' EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Strategic Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded. Securities for which market quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME - CONTINUED

may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

PREPAID EXPENSES. Fidelity Management & Research Company (FMR) bears all organizational expenses of the fund except for the cost of registering and qualifying shares of the fund for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of

2. OPERATING POLICIES - CONTINUED

FOREIGN CURRENCY CONTRACTS - CONTINUED

the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

OPTIONS. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. The underlying face amount at value of any open options at period end is shown in the schedule of investments under the caption "Purchased Options". This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

2. OPERATING POLICIES - CONTINUED

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $142,938 or .6% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $30,521,257 and $9,774,713, respectively, of which U.S. government and government agency obligations aggregated $5,722,413 and $252,031, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annualized rate of .58% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., and Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .16% of average net assets.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.

FMR voluntarily agreed to reimburse the fund's operating expenses
(excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.10% of average net assets. For the period, the reimbursement reduced the expenses by $66,488.

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $53 under this arrangement.

In addition, the fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $562 under this arrangement.

6. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

7. BENEFICIAL INTEREST.

At the end of the period, FMR Capital, an affiliate of FMR was record owner of approximately 42% of the total outstanding shares of the fund.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Strategic Income Fund (a fund of Fidelity School Street Trust) at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Strategic Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.

* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

HAWAII

700 Bishop Street
Honolulu, HI

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

2200 West Main Street
Durham, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75039-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500


INVESTMENT ADVISER
Fidelity Management & Research Company Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc., London, England
Fidelity Management & Research
(Far East) Inc., Tokyo, Japan
Fidelity International Investment Advisors, Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited, Kent,
England
Fidelity Investments Japan Ltd.,
Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Bart A. Grenier, Vice President
John H. Carlson, Vice President
Margaret L. Eagle, Vice President
Kevin E. Grant, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

FSN-ANN-0299  70450
1.714732.100

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(Registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Strategic Income
Target TimelineSM  1999, 2001 & 2003
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions 1-800-544-7777
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FIDELITY
INTERNATIONAL BOND
FUND

ANNUAL REPORT
DECEMBER 31, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The managers' review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   18  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  22  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  27  The auditors' opinion.
ACCOUNTANTS

OF SPECIAL NOTE        28

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

Resurgent stock market performance in the fourth quarter helped the Dow Jones Industrial Average post a double-digit return for the fourth year in a row - a first in the Dow's 100-plus year history. Three interest-rate cuts made late in the year by the Federal Reserve Board helped spark the equity rally. Meanwhile, while the majority of bonds posted positive performance, most bond returns for 1998 trailed their gains from 1997.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the Fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past 10 year total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1998  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY INTERNATIONAL BOND A    6.33%        -3.10%        68.52%

SB Non-US Dollar World Govt      17.79%       48.72%        132.15%
Bond

SB World Govt Bond               15.30%       45.90%        135.95%

International Income Funds       11.91%       38.37%        105.57%
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Salomon Brothers Non-U.S. Dollar World Government Bond Index, Unhedged
- a market value-weighted index that is designed to represent the performance of 16 world Government bond markets, excluding the United States. Issues included in the index have fixed-rate coupons and maturities of at least one year. The fund formerly was compared to the Salomon Brothers World Government Bond Index, Unhedged - a market-capitalization weighted index of debt issues traded in 14 world government bond markets. Issues included in the index have fixed-rate coupons and maturities of at least one year. To measure how the fund's performance stacked up against its peers, you can compare it to the international income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 51 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31,     PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
1998

FIDELITY INTERNATIONAL BOND A  6.33%        -0.63%        5.36%

SB Non-US Dollar World Govt    17.79%       8.26%         8.79%
Bond

SB World Govt Bond             15.30%       7.85%         8.96%

International Income Funds     11.91%       6.55%         7.39%
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

A PRIOR TO FEBRUARY 27, 1998, INTERNATIONAL BOND OPERATED UNDER
CERTAIN DIFFERENT INVESTMENT POLICIES. ACCORDINGLY, THE FUND'S
HISTORICAL PERFORMANCE MAY NOT REPRESENT ITS CURRENT INVESTMENT
POLICIES.

$10,000 OVER 10 YEARS
             International Bond          SB Non-US World Govt Bond
             00451                       SB023
  1988/12/31      10000.00                    10000.00
  1989/01/31       9972.01                     9635.94
  1989/02/28       9888.06                     9714.22
  1989/03/31       9860.07                     9418.24
  1989/04/30       9990.67                     9498.96
  1989/05/31       9822.76                     8926.58
  1989/06/30      10027.99                     8984.88
  1989/07/31      10354.48                     9604.14
  1989/08/31      10205.22                     9138.98
  1989/09/30      10326.49                     9439.03
  1989/10/31      10466.42                     9360.35
  1989/11/30      10578.36                     9442.29
  1989/12/31      10792.91                     9658.77
  1990/01/31      10763.69                     9542.17
  1990/02/28      10627.32                     9250.28
  1990/03/31      10753.95                     9057.44
  1990/04/30      10753.95                     9081.90
  1990/05/31      10900.06                     9439.44
  1990/06/30      11133.84                     9636.35
  1990/07/31      11523.48                    10110.89
  1990/08/31      11455.29                    10101.10
  1990/09/30      11601.40                    10220.15
  1990/10/31      11874.15                    10952.75
  1990/11/30      12000.78                    11086.06
  1990/12/31      12117.91                    11135.80
  1991/01/31      12384.12                    11565.49
  1991/02/28      12501.26                    11531.25
  1991/03/31      12330.88                    10662.89
  1991/04/30      12501.26                    10864.28
  1991/05/31      12650.34                    10800.68
  1991/06/30      12501.26                    10584.21
  1991/07/31      12629.20                    10904.64
  1991/08/31      12748.14                    11086.06
  1991/09/30      13040.52                    11714.30
  1991/10/31      13217.05                    11865.14
  1991/11/30      13150.85                    12110.97
  1991/12/31      13665.57                    12941.82
  1992/01/31      13527.76                    12689.06
  1992/02/29      13585.18                    12501.12
  1992/03/31      13562.37                    12315.63
  1992/04/30      13746.74                    12402.87
  1992/05/31      14000.24                    12947.94
  1992/06/30      14173.80                    13472.22
  1992/07/31      14386.21                    13766.15
  1992/08/31      14595.48                    14375.23
  1992/09/30      14392.32                    14467.77
  1992/10/31      14298.75                    13945.53
  1992/11/30      14084.08                    13587.59
  1992/12/31      14266.44                    13559.05
  1993/01/31      14431.26                    13744.14
  1993/02/28      14653.48                    14017.29
  1993/03/31      14976.29                    14365.44
  1993/04/30      15118.71                    14796.77
  1993/05/31      15396.61                    15066.25
  1993/06/30      15705.72                    14784.13
  1993/07/31      15944.72                    14794.73
  1993/08/31      16347.51                    15321.46
  1993/09/30      16440.68                    15580.33
  1993/10/31      16866.57                    15508.99
  1993/11/30      16812.87                    15437.65
  1993/12/31      17391.72                    15609.28
  1994/01/31      17581.61                    15676.95
  1994/02/28      16624.39                    15720.98
  1994/03/31      15427.51                    15912.59
  1994/04/30      15123.70                    16016.14
  1994/05/31      15208.04                    15800.89
  1994/06/30      14552.82                    16183.29
  1994/07/31      14817.78                    16224.88
  1994/08/31      15001.83                    16131.11
  1994/09/30      15002.60                    16450.73
  1994/10/31      15070.96                    16874.72
  1994/11/30      15133.31                    16535.53
  1994/12/31      14554.87                    16544.50
  1995/01/31      14427.84                    16904.89
  1995/02/28      14387.07                    17383.91
  1995/03/31      14480.93                    18933.10
  1995/04/30      14725.12                    19338.33
  1995/05/31      15169.19                    19760.69
  1995/06/30      15311.30                    19858.94
  1995/07/31      15282.89                    19964.12
  1995/08/31      14810.84                    18822.62
  1995/09/30      15066.95                    19376.66
  1995/10/31      15251.76                    19438.62
  1995/11/30      15354.89                    19608.63
  1995/12/31      15523.66                    19779.04
  1996/01/31      15331.24                    19340.78
  1996/02/29      15337.98                    19396.22
  1996/03/31      15307.79                    19443.92
  1996/04/30      15253.05                    19403.97
  1996/05/31      15263.43                    19412.94
  1996/06/30      15351.12                    19521.79
  1996/07/31      15617.94                    20061.15
  1996/08/31      15644.27                    20195.69
  1996/09/30      15717.67                    20157.77
  1996/10/31      15951.57                    20497.78
  1996/11/30      16183.88                    20732.60
  1996/12/31      16043.44                    20585.84
  1997/01/31      15569.83                    19749.28
  1997/02/28      15467.65                    19519.75
  1997/03/31      15310.06                    19395.41
  1997/04/30      15194.72                    19001.59
  1997/05/31      15604.12                    19700.76
  1997/06/30      15758.84                    19943.33
  1997/07/31      15609.77                    19422.72
  1997/08/31      15559.26                    19510.38
  1997/09/30      15933.03                    19985.32
  1997/10/31      16173.40                    20433.36
  1997/11/30      15933.14                    19909.49
  1997/12/31      15848.96                    19708.51
  1998/01/31      15988.15                    19841.82
  1998/02/28      16119.52                    20120.67
  1998/03/31      16103.85                    19789.64
  1998/04/30      16320.08                    20225.04
  1998/05/31      16133.69                    20192.02
  1998/06/30      15980.60                    20119.45
  1998/07/31      16043.07                    20143.50
  1998/08/31      15117.72                    20695.50
  1998/09/30      16030.52                    22053.08
  1998/10/31      16462.12                    23048.23
  1998/11/30      16583.02                    22578.58
  1998/12/31      16852.12                    23214.56
IMATRL PRASUN   SHR__CHT 19981231 19990114 113307 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity International Bond Fund on December 31, 1988. As the chart shows, by December 31, 1998, the value of the investment would have grown to $16,852 - a 68.52% increase on the initial investment. For comparison, look at how the Salomon Brothers Non-U.S. Dollar World Government Bond Index, Unhedged did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $23,215 - a 132.15% increase.

The fund will compare its performance to that of the Salomon Brothers Non-U.S. Dollar World Government Bond Index rather than the Salomon Brothers World Government Bond Index. The Salomon Brothers Non-U.S. Dollar World Government Bond Index is a better representative of the fund's investment policy of investing primarily outside of the U.S.


(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes in
a country's financial markets,
its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United
States.

DIVIDENDS AND YIELD
PERIODS ENDED DECEMBER 31,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
1998

Dividends per share A       4.64(cents)   27.48(cents)   52.22(cents)

Annualized dividend rate    6.02%         6.14%          5.80%

30-day annualized yield     4.61%         -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $9.08 over the past one month, $8.88 over the past six months and $9.00 over the past one year, you can compare the fund's income over these three periods.

The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S INVESTMENT INCOME AND DO NOT REFLECT CURRENCY RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, DIVIDENDS OF APPROXIMATELY 35(CENTS) PER SHARE PAID DURING 1998 WERE A NON-TAXABLE RETURN OF CAPITAL. THE EXACT NON-TAXABLE AMOUNT TO USE IN PREPARING YOUR INCOME TAX RETURN WILL DEPEND ON YOUR SHARE ACTIVITY AND WAS REPORTED TO YOU IN JANUARY 1999.

FUND TALK: THE MANAGERS' OVERVIEW



MARKET RECAP

Escalating volatility characterized
capital markets during the 12-month
period ended December 31, 1998.
Below-investment-grade issues such
as high-yield bonds and
emerging-market debt bore the
brunt of this increased volatility, as
did any sector priced relative to U.S.
Treasury yields. Investors entered
the year fairly upbeat thanks to
positive economic data, favorable
corporate earnings estimates and
resilience in emerging markets.
However, as spring ended, global
events undermined investor
confidence. Prolonged uncertainty
surrounding resolution of Japan's
banking crisis put significant
pressure on the yen. This called into
question the export competitiveness
of surrounding Asian countries.
Russian debt came under pressure
when investors' attention turned to
the significant reform challenges the
country faced and its slow progress
in addressing them. As the summer
wore on, investors began turning
their backs on higher-yielding,
more-volatile debt instruments in
favor of lower-yielding,
higher-quality issues. The ensuing
rapid flight to quality in August,
triggered by Russia's default and
devaluation, caused the gap
between Treasury yields and the
yields on non-investment-grade
debt to increase dramatically. The
key beneficiaries in this environment
included U.S. Treasuries as well as
G-7 government bonds. As the
year came to a close, investors were
focusing on Brazil's outlook and its
potential for unsettling global
markets.

(photograph of John Carlson)
(photograph of Ian Spreadbury)

The following is an interview with John Carlson (top left), Lead Portfolio Manager of Fidelity International Bond Fund, and Ian Spreadbury (lower right) manager of the fund's investment-grade developed-market investments. Mr. Carlson also manages the emerging-markets portion of the fund, replacing Luis Martins on January 4, 1999.

Q. HOW DID THE FUND PERFORM, JOHN?

J.C. For the 12 months ended December 31, 1998, the fund returned 6.33%. Over the same period, the Salomon Brothers Non-US World Government Bond Index, Unhedged, returned 17.79%. The international income funds average, as tracked by Lipper Inc., returned 11.91%.

Q. WHAT EXPLAINS THE FUND'S PERFORMANCE IN 1998?

J.C. The fund's investments in developed-market debt generated a strong return during the year. Specifically, German bonds made the largest positive contribution. However, the fund's emerging-market debt sub-portfolio partially offset these gains owing to its Russian exposure.

Q. CAN YOU OUTLINE EMERGING-MARKET EVENTS IN 1998?

J.C. Sure. At the beginning of the period, emerging markets experienced renewed investor confidence in Mexico, Argentina and Venezuela. These factors, as well as a strong push from U.S. equities, enabled emerging markets to rally in the first quarter. However, the escalating Japanese banking crisis and Russia's brewing fiscal crisis increased yield volatility and led to weaker prices in the second quarter. This was only a preamble to the significant liquidity disruption brought on by Russia's default and devaluation in August. Banks, hedge funds and other market participants re-examined their portfolio diversification and risk and reined in lending to emerging-market countries. The yield difference between emerging-market debt and comparable U.S. Treasuries increased by 689 basis points from June to September. Fourth-quarter returns improved as the Federal Reserve Board announced a series of rate cuts, Japan publicized a bank bailout plan and Argentina sold $1 billion in bonds, the first Latin American deal since August. However, as 1998 ended, investor concerns over Brazil's significant budget deficit intensified despite a newly minted agreement with the International Monetary Fund and third party lenders for a $40 billion aid package.

Q. IAN, HOW DID THE NON-U.S. DEVELOPED MARKETS FARE IN 1998?

I.S. 1998 was a generally positive one for G-7 bond markets as government-bond yields fell and the U.S. dollar was generally weaker against the world's major currencies. These developments were driven by fears of global deflation and a general flight to quality.

Q. WHAT WERE SOME OF YOUR STRATEGIES DURING THE COURSE OF THE YEAR?

I.S. As it became clear launch of the euro was unlikely to be delayed, we began to treat the German, French and Italian markets as one. One strategy was to position the sub-portfolio in shorter maturities in Italy and in longer maturities in Germany, thus keeping overall interest-rate exposure unchanged, but taking advantage of the relatively higher yields in the three-year sector of the Italian market. The bilateral currency rates that will apply beginning January 1999 were fixed in May 1998; this gave us parameters for switching between European currencies. Another strategy was to improve liquidity and credit quality by switching part of the French and Italian exposure into Germany at the same yield level (currency adjusted). Given the deteriorating credit outlook for Japan, the fund's yen assets are held entirely in bonds issued by the World Bank (euro-yen bonds) and European countries with no direct exposure to Japan. With yields falling under 1% and with an escalating fiscal deficit, the portfolio significantly reduced duration, thereby decreasing the sub-portfolio's sensitivity to changes in interest rates.

Q. LOOKING FORWARD, IAN, DO YOU SEE MANY ATTRACTIVE OPPORTUNITIES IN
YOUR SECTOR?

I.S. Opportunities to invest in European corporate bonds are starting to appear attractive with yield spreads having widened. Also, with the move to a single currency, we expect corporate markets to continue to develop rapidly, presenting opportunities which play to our research strength. We will try and take advantage of rising bond prices among non-euro countries as they position themselves for entering the euro group.

Q. JOHN, AS LEAD PORTFOLIO MANAGER, PLEASE GIVE US YOUR OUTLOOK FOR
THE FUND.

J.C. In general, I am very cautious about the capital markets in 1999. I think there is considerable risk in several markets. However, I also believe yield levels at the end of the year reflected these risks, and in some instances, overestimated them. We will rely on our global research to differentiate the winners from the losers. The investment-grade portion of the fund will continue to be managed for income stability and diversification. We will look to the emerging-market debt sector to provide value added to the fund's return.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOHN CARLSON DISCUSSES 1998'S
MAJOR MARKET THEMES:

"When I look back on 1998, two
words come to mind - deflation
and deleveraging. Deflation,
particularly in the form of declining
commodity prices, put pressure on a
number of emerging-market
countries that export resources
such as oil, aluminum, copper and
agricultural products. For example,
historically low oil prices hurt
countries like Venezuela, Ecuador,
Russia and Nigeria by putting
pressure on the government's
budget deficit and reducing the U.S.
dollars coming into the economy. In
a number of emerging economies
these problems caused a general
deterioration in creditworthiness.
The most extreme example of this
was Russia, which devalued its
currency and defaulted on its
domestic ruble debt in August.

"Deleveraging also played a major
role, particularly after the Russian
crisis. Large losses by banks, hedge
funds and other market participants
dramatically reduced investors'
appetites for risk. Banks reduced
emerging-country loan exposure,
and Wall Street reduced its capital
commitments to emerging-market
businesses. Some hedge funds also
suffered catastrophic losses,
removing them from the markets.
These factors led to enormous risk
premiums for emerging-market debt
securities in the second half of 1998.
"Liquidity improved somewhat in
the fourth quarter, aided by
interest-rate cuts by the Federal
Reserve Board and other central
banks, but yield spreads were still
significantly higher at the end of
1998 than in January of 1998."

(checkmark)FUND FACTS

GOAL: high total investment
return

FUND NUMBER: 451

TRADING SYMBOL: FGBDX

START DATE: December 30,
1986

SIZE: as of December 31,
1998, more than $74 million

MANAGERS: John Carlson, lead
and emerging-markets
manager, since 1998; Ian
Spreadbury, manager foreign
developed-market securities,
since 1996


INVESTMENT CHANGES





TOP FIVE COUNTRIES AS OF
DECEMBER 31, 1998

(EXCLUDING CASH EQUIVALENTS)  % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                       THESE COUNTRIES 6 MONTHS AGO

United Kingdom                 16.5                     14.8

Germany                        15.2                     16.9

Canada                         12.9                     13.7

France                         11.7                     10.6

Italy                          4.7                      3.2


TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY,
INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT
RISKS.

TOP FIVE HOLDINGS AS OF
DECEMBER 31, 1998

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
EQUIVALENTS)                                            THESE HOLDINGS 6 MONTHS AGO

German Federal Republic         13.9                     8.7

French Government               5.9                      5.3

Credit Local De France          5.8                      5.3

United Kingdom, Great Britain   5.7                      4.9
 & Northern Ireland

Ontario Province                5.4                      5.7


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF DECEMBER 31, 1998

Corporate bonds 27.4%
Foreign government
obligations 61.0%
Other 9.2%
Short-term
investments 2.4%
Row: 1, Col: 1, Value: 27.4
Row: 1, Col: 2, Value: 62.6
Row: 1, Col: 3, Value: 7.6
Row: 1, Col: 4, Value: 2.4

AS OF JUNE 30, 1998

Corporate bonds 22.9%
Foreign government
obligations 63.4%
Other 12.0%
Short-term
investments 1.7%
Row: 1, Col: 1, Value: 22.9
Row: 1, Col: 2, Value: 63.4
Row: 1, Col: 3, Value: 12.0
Row: 1, Col: 4, Value: 1.7



INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



NONCONVERTIBLE BONDS - 27.4%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

BRAZIL - 1.0%

Banco Nacional de
Desenvolvimento Economico e
Social:

14.724% 6/16/08 (h)               B1          $ 100,000                          $ 80,000

14.724% 6/16/08 (g)(h)            B1           800,000                            640,000

                                                                                  720,000

CANADA - 2.3%

Canada Trustco Mortgage Corp.     -      CAD   2,000,000                          1,308,984
5.2% 9/13/00

Trizec Hahn Corp. 7.45% 6/1/04    Ba1    CAD   500,000                            333,159

                                                                                  1,642,143

FRANCE - 5.8%

Credit Local de France euro       Aa1    ITL   5,500,000                          4,183,735
8.125% 12/6/06 (e)

GERMANY - 1.3%

Depfa Bank AG 4.75% 3/20/03       Aaa    DEM   1,500,000                          941,483

MALAYSIA - 0.4%

Petroliam Nasional BHD:

yankee 7.625% 10/15/26 (g)        Baa3         100,000                            69,350

7.125% 10/18/06 (Reg. S)          Baa3         200,000                            163,480

7.625% 10/15/26 (Reg. S)          A2           100,000                            69,350

                                                                                  302,180

MEXICO - 0.8%

Petroleos Mexicanos:

9.5% 9/15/27                      BB           100,000                            82,000

10.2613% 7/15/05 (Reg. S) (h)     Ba2          500,000                            465,000

                                                                                  547,000

SWEDEN - 1.7%

Investor Group Finance AB         A3     DEM   2,000,000                          1,241,006
euro 5.25% 6/30/08

UNITED KINGDOM - 10.8%

Abbey National Treasury           Aa2    GBP   500,000                            862,765
Services PLC euro  6.5%
3/5/04

Argyll Group PLC euro 8.125%      A-     GBP   250,000                            452,409
10/4/02

Lloyds Bank PLC euro 5.25%        Aa2    DEM   2,000,000                          1,246,036
7/14/08

Punch Taverns Finance PLC         Baa2   GBP   1,000,000                          1,720,524
euro 7.567% 4/15/26

NONCONVERTIBLE BONDS -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

UNITED KINGDOM - CONTINUED

Royal Bank of Scotland PLC        A1     DEM   2,000,000                         $ 1,241,035
euro  5.25% 7/22/08

Tesco PLC euro 8.75% 2/20/03      Aa3    GBP   1,200,000                          2,221,015

                                                                                  7,743,784

UNITED STATES OF AMERICA - 3.3%

AirTouch Communications, Inc.     Baa2   DEM   2,000,000                          1,219,549
euro  5.5% 7/24/08

Brazil Mydfa Trust 6.5469%        -            147,150                            82,772
9/15/07  (Reg. S) (h)

Citicorp euro 5.5% 6/30/10        A1     DEM   1,000,000                          629,315

KFW International Finance,        Aaa    GBP   250,000                            466,058
Inc. euro  10.625% 9/3/01

                                                                                  2,397,694

TOTAL NONCONVERTIBLE BONDS                                           19,719,025
(Cost $18,541,026)

GOVERNMENT OBLIGATIONS (I) -
61.0%



ARGENTINA - 4.4%

Argentinian Republic:

BOCON 3.29% 9/1/02 (h)            Ba3    ARS   769,437                            605,341

Brady par euro 5.75% 3/31/23      Ba3          650,000                            468,000
(f)

global bond 11.375% 1/30/17       Ba3          530,000                            529,338

8.75% 5/9/02                      Ba3          200,000                            181,500

8.75% 7/10/02 (Reg. S)            Ba3    ARS   1,090,000                          889,181

11.75% 2/12/07                    Ba3    ARS   400,000                            338,567

City of Buenos Aires euro         B1     ARS   200,000                            154,144
10.5% 5/28/04

                                                                                  3,166,071

AUSTRIA - 3.6%

Austrian Republic 5% 1/22/01      Aaa    JPY   270,000                            2,598,675
(e)

BRAZIL - 3.0%

Brazilian Federative Republic:

Brady capitalization bond 8%      B2           824,334                            491,509
4/15/14

Brady:

FLIRB L 5% 4/15/09 (Bearer)       B2           700,000                            363,125
(h)

IDU euro 6.75% 1/1/01 (h)         B2           152,520                            138,412

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

BRAZIL - CONTINUED

Brazilian Federative
Republic: - continued

new money bond L 6.1875%          B2          $ 1,550,000                        $ 846,688
4/15/09 (Bearer) (h)

global bond 9.375% 4/7/08         B2           500,000                            343,125

                                                                                  2,182,859

BULGARIA - 1.0%

Bulgarian Republic:

Brady discount A 6.6875%          B2           200,000                            141,500
7/28/24 (h)

Brady FLIRB A 2.5% 7/28/12 (h)    B2           950,000                            541,500

                                                                                  683,000

CANADA - 10.6%

Canadian Government:

4.75% 9/15/99                     Aa1    CAD   2,050,000                          1,338,762

9% 6/1/25                         Aa1    CAD   2,350,000                          2,352,564

Ontario Province 9% 9/15/04       Aa3    CAD   5,000,000                          3,897,746

                                                                                  7,589,072

FRANCE - 5.9%

French Government OAT 9.5%        Aaa    FRF   21,000,000                         4,220,851
1/25/01

GERMANY - 13.9%

German Federal Republic:

4.75% 7/4/28                      Aaa    DEM   5,000,000                          2,985,792

7.375% 1/3/05                     Aaa    DEM   2,100,000                          1,512,535

9% 10/20/00                       Aaa    DEM   8,300,000                          5,483,467

                                                                                  9,981,794

ITALY - 4.7%

Italian Republic:

3.5% 6/20/01 (e)                  Aa3    JPY   220,000                            2,067,709

6% 11/1/07 (e)                    Aa3    ITL   1,900,000                          1,312,797

                                                                                  3,380,506

IVORY COAST - 0.2%

Ivory Coast:

Brady past due interest 2%        -            345,625                            95,047
3/30/18 (g)(h)

2% 3/30/18 (h)                    -            200,000                            48,000

                                                                                  143,047

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

MEXICO - 3.3%

United Mexican States:

Brady par A 6.25% 12/31/19        Ba2         $ 500,000                          $ 388,750
unit

Brady par B 6.25% 12/31/19        Ba2          1,000,000                          777,500
unit

Cetes 0% 3/4/99                   -      MXN   3,260,000                          311,667

global bond 11.5% 5/15/26         Ba2          850,000                            911,625

                                                                                  2,389,542

PANAMA - 0.9%

Panamanian Republic Brady:

interest reduction bond euro      Ba1          450,000                            330,750
4% 7/17/14 (h)

par 3.5% 7/17/26 (f)              Ba1          100,000                            61,500

past due interest euro            Ba1          316,399                            234,135
6.6875% 7/17/16 (h)

                                                                                  626,385

PERU - 0.5%

Peruvian Republic Brady FLIRB     Ba3          600,000                            340,500
3.25% 3/7/17 (h)

RUSSIA - 0.8%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) interest
notes:

5.9688% 12/15/15 (h)              B1           1,140,000                          123,975

5.9688% 12/15/15 (g)(h)           Ca           405                                44

Moscow City 9.5% 5/31/00          B3           1,020,000                          377,400
(Reg.)

Russian Federation euro           B3           320,000                            97,600
12.75% 6/24/28  (Reg. S)

                                                                                  599,019

UNITED KINGDOM - 5.7%

United Kingdom, Great Britain
&  Northern Ireland:

7.5% 12/7/06                      Aaa    GBP   700,000                            1,391,283

8% 12/7/15                        Aaa    GBP   1,160,000                          2,729,091

                                                                                  4,120,374

VENEZUELA - 2.5%

Venezuelan Republic:

Brady debt conversion bond        B2           1,714,280                          1,088,568
euro 5.9375% 12/18/07 (h)

GOVERNMENT OBLIGATIONS (I) -
CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)               VALUE (NOTE 1)

VENEZUELA - CONTINUED

Venezuelan Republic: -
continued

global bond:

13.625% 8/15/18                   B2          $ 150,000                          $ 115,500

13.625% 8/15/18                   B2           800,000                            616,000

                                                                                  1,820,068

TOTAL GOVERNMENT OBLIGATIONS                                         43,841,763
(Cost $44,497,495)

SUPRANATIONAL OBLIGATIONS -
7.6%



Eurofima euro11.125% 2/2/00       Aaa    ITL   3,000,000                          1,964,208
(e)

Inter-American Development        Aaa    JPY   250,000                            2,486,585
Bank  6.75% 2/20/01 (e)

International Bank for            Aaa    JPY   100,000                            1,042,128
Reconstruction & Development
4.75% 12/20/04 (e)

TOTAL SUPRANATIONAL OBLIGATIONS                                                   5,492,921
(Cost $5,497,977)


COMMON STOCKS - 0.0%

                                 SHARES

UNITED STATES OF AMERICA - 0.0%

FirstCom Corp. warrants           5,250       2,625
10/27/07 (Reg. S) (a) (Cost
$1,916)


SOVEREIGN LOAN PARTICIPATIONS
- 1.6%

                                         PRINCIPAL AMOUNT (D)

ALGERIA - 1.1%

Algerian Republic loan
participation:

- Merrill Lynch, Pierce,          -      $ 75,000                           62,250
Fenner & Smith, Inc. 7.3125%
3/4/00 (h)

- The Chase Manhattan Bank        -       887,500                           736,625
7.3125% 3/4/00 (h)

                                                                            798,875

MOROCCO - 0.2%

Moroccan Kingdom loan             -       150,000                           119,250
participation Series A -
Paribas Capital Markets
6.0625% 1/1/09 (h)

SOVEREIGN LOAN PARTICIPATIONS
- CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)          PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

RUSSIA - 0.3%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 Agreement:

- BankBoston Corp. 6.7188%        -      $ 1,950,000                       $ 121,875
12/15/20 (c)(h)

- Deutsche Bank 6.7188%           -       50,000                            3,125
12/15/20 (c)(h)

- Lehman Commercial Paper,        -       790,000                           49,375
Inc. 6.7188% 12/15/20 (c)(h)

- Merrill Lynch, Pierce,          -       550,000                           34,375
Fenner & Smith, Inc. 6.7188%
12/15/20 (c)(h)

- Morgan (J.P.) Securities,       -       540,000                           33,750
Inc. 5.9688% 12/15/20 (c)(h)

                                                                            242,500

TOTAL SOVEREIGN LOAN                                                        1,160,625
PARTICIPATIONS
(Cost $2,301,101)


CASH EQUIVALENTS - 2.4%

                                            MATURITY AMOUNT

Investments in repurchase                 $ 1,724,904                       1,724,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.72%,
dated 12/31/98 due 1/4/99
(Cost $1,724,000)

TOTAL INVESTMENT IN                                                       $ 71,940,959
SECURITIES - 100%
(Cost $72,563,515)


SECURITY TYPE ABBREVIATIONS

FLIRB                        -   Front Loaded Interest
                                 Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                          -   Argentine peso

CAD                          -   Canadian dollar

DEM                          -   German deutsche mark

FRF                          -   French franc

GBP                          -   British pound

ITL                          -   Italian lira

JPY                          -   Japanese yen

MXN                          -   Mexican peso

LEGEND
(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Principal amount in thousands.

(f) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $804,441 or 1.1% of net assets.

(h) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(i) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS            S&P RATINGS

Aaa, Aa, A        70.2%    AAA, AA, A    65.8%

Baa               4.4%     BBB           5.2%

Ba                9.7%     BB            11.7%

B                 8.5%     B             2.5%

Ca, C             0.0%     CCC           0.1%

                           CC, C         0.0%

                           D             0.0%

For some foreign government obligations, FMR has assigned the ratings for the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 3.8%. FMR has determined that unrated debt securities that are lower quality account for 1.9% of the total value of investment in securities.

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $72,919,782. Net unrealized depreciation aggregated $978,823, of which $2,446,236 related to appreciated investment securities and $3,425,059 related to depreciated investment securities.

At December 31, 1998, the fund had a capital loss carryforward of approximately $94,001,000 of which $81,207,000 and $12,794,000 will expire on December 31, 2002 and December 31, 2003, respectively.

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid, to foreign countries or possessions of the United States are 100% and 0%, respectively (unaudited).

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                    DECEMBER 31, 1998

ASSETS

Investment in securities, at              $ 71,940,959
value (including repurchase
agreements of $1,724,000)
(cost $72,563,515) -  See
accompanying schedule

Cash                                       713

Receivable for investments                 451,798
sold

Receivable for fund shares                 31,831
sold

Interest receivable                        2,053,983

 TOTAL ASSETS                              74,479,284

LIABILITIES

Payable for fund shares        $ 215,313
redeemed

Accrued management fee          42,202

Other payables and accrued      81,886
expenses

 TOTAL LIABILITIES                         339,401

NET ASSETS                                $ 74,139,883

Net Assets consist of:

Paid in capital                           $ 169,502,003

Distributions in excess of                 (378,944)
net investment income

Accumulated undistributed net              (94,356,725)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                (626,451)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 8,129,822                 $ 74,139,883
shares outstanding

NET ASSET VALUE, offering                  $9.12
price and redemption price
per share ($74,139,883
(divided by) 8,129,822
shares)

STATEMENT OF OPERATIONS
                              YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME                              $ 5,213,080
Interest

EXPENSES

Management fee                   $ 509,978

Transfer agent fees               235,745

Accounting fees and expenses      60,495

Non-interested trustees'          2,892
compensation

Custodian fees and expenses       20,122

Registration fees                 28,776

Audit                             65,631

Legal                             1,587

Interest                          1,113

Miscellaneous                     9,062

 Total expenses before            935,401
reductions

 Expense reductions               (2,377)       933,024

NET INVESTMENT INCOME                           4,280,056

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (3,227,519)

 Foreign currency transactions    (8,342)       (3,235,861)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            3,469,237

 Assets and liabilities in        76,269        3,545,506
foreign currencies

NET GAIN (LOSS)                                 309,645

NET INCREASE (DECREASE) IN                     $ 4,589,701
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED DECEMBER 31, 1998  YEAR ENDED DECEMBER 31, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 4,280,056                   $ 4,958,974
income

 Net realized gain (loss)         (3,235,861)                   (3,055,231)

 Change in net unrealized         3,545,506                     (3,699,648)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       4,589,701                     (1,795,905)
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (1,417,935)                   (1,504,944)
From net investment income

 Return of capital                (2,893,391)                   (3,461,039)

 TOTAL DISTRIBUTIONS              (4,311,326)                   (4,965,983)

Share transactions Net            46,704,839                    38,795,875
proceeds from sales of shares

 Reinvestment of distributions    3,897,316                     4,325,909

 Cost of shares redeemed          (55,122,986)                  (71,608,454)

 NET INCREASE (DECREASE) IN       (4,520,831)                   (28,486,670)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       (4,242,456)                   (35,248,558)
IN NET ASSETS

NET ASSETS

 Beginning of period              78,382,339                    113,630,897

 End of period (including        $ 74,139,883                  $ 78,382,339
distributions in excess  of
net investment income of
$378,944 and  $361,431,
respectively)

OTHER INFORMATION
Shares

 Sold                             5,204,600                     4,190,363

 Issued in reinvestment of        434,377                       469,964
distributions

 Redeemed                         (6,129,140)                   (7,737,241)

 Net increase (decrease)          (490,163)                     (3,076,914)



FINANCIAL HIGHLIGHTS
                                 YEARS ENDED DECEMBER 31,

                                 1998                      1997      1996       1995       1994

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 9.090                   $ 9.710   $ 9.940    $ 9.880    $ 12.610
of period

Income from Investment            .518 A                    .497 A    .550       .745       .569
Operations Net investment
income

 Net realized and unrealized      .034                      (.621)    (.234)     (.109)     (2.589)
 gain (loss)

 Total from investment            .552                      (.124)    .316       .636       (2.020)
operations

Less Distributions

 From net investment income       (.172)                    (.150)    (.096)     (.516)     (.225)

 In excess of net                 -                         -         -          -          (.054)
investment income

 From net realized gain           -                         -         -          -          -

 In excess of net realized        -                         -         -          -          (.020)
gain

 Return of capital                (.350)                    (.346)    (.450)     (.060)     (.411)

 Total distributions              (.522)                    (.496)    (.546)     (.576)     (.710)

Net asset value, end of period   $ 9.120                   $ 9.090   $ 9.710    $ 9.940    $ 9.880

TOTAL RETURN B                    6.33%                     (1.21)%   3.35%      6.66%      (16.31)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 74,140                  $ 78,382  $ 113,631  $ 196,862  $ 382,803
(000 omitted)

Ratio of expenses to  average     1.26%                     1.27%     1.22%      1.16%      1.14%
net assets

Ratio of expenses to average      1.25% C                   1.27%     1.22%      1.16%      1.14%
net assets after expense
reductions

Ratio of net investment           5.75%                     5.36%     6.09%      6.19%      6.50%
income to average net assets

Portfolio turnover rate           246%                      74%       91%        322%       367%


A NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
B TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS)
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity International Bond Fund (the fund) (formerly Fidelity Global Bond Fund) is a fund of Fidelity School Street Trust (the trust) (formerly a fund of Fidelity Investment Trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable.

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INCOME TAXES - CONTINUED

The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INVESTMENT INCOME. Interest income, which includes accretion of original issue discount, is accrued as earned. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net investment income. Distributions to shareholders from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, capital loss carryforwards and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distributions in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences that will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the periods ended December 31, 1998 and 1997, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 1998 calendar year will be reported to shareholders prior to February 1, 1999.)

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $1,160,625 or 1.6% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $173,158,640 and $179,463,873, respectively, of which U.S. government and government agency obligations aggregated $20,648,684 and $29,064,430, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .68% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .32% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $3,468,000 and $2,538,000, respectively . The weighted average interest rate was 5.26%.

6. EXPENSE REDUCTIONS.

The fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $418 and $1,959, respectively, under these arrangements.

7. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. LITIGATION.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity International Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity International Bond Fund, formerly Fidelity Global Bond Fund (a fund of Fidelity School Street Trust, formerly a fund of Fidelity Investment Trust) at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity International Bond Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

HAWAII

700 Bishop Street
Honolulu, HI

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

2200 West Main Street
Durham, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity International Investment
 Advisors
Fidelity International Investment
 Advisors (U.K.) Limited
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
John H. Carlson, Vice President
Bart A. Grenier, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT  TRUSTEES

GLO-ANN-0299  70491
1.540225.101

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Strategic Income
Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

SPARTAN(REGISTERED TRADEMARK)
INTERMEDIATE MUNICIPAL INCOME
FUND

ANNUAL REPORT
DECEMBER 31, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   31  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  35  Notes to the financial
                           statements.

REPORT OF INDEPENDENT  39  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          40

OF SPECIAL NOTE        41


Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

Resurgent stock market performance in the fourth quarter helped the Dow Jones Industrial Average post a double-digit return for the fourth year in a row - a first in the Dow's 100-plus year history. Three interest-rate cuts made late in the year by the Federal Reserve Board helped spark the equity rally. Meanwhile, while the majority of bonds posted positive performance, most bond returns for 1998 trailed their gains from 1997.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in its yield, to measure performance.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1998    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN INTERMEDIATE               5.89%        30.90%        103.81%
MUNICIPAL INCOME

LB 1-17 Year Municipal Bond        6.28%        33.30%        n/a

Intermediate Municipal Debt        5.35%        28.73%        94.74%
Funds Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Lehman Brothers 1-17 Year Municipal Bond Index - a market value-weighted index of investment-grade municipal bonds with maturities between one and 17 years. To measure how the fund's performance stacked up against its peers, you can compare it to the intermediate municipal debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 148 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1998  PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

SPARTAN INTERMEDIATE             5.89%        5.53%         7.38%
MUNICIPAL INCOME

LB 1-17 Year Municipal Bond      6.28%        5.92%         n/a

Intermediate Municipal Debt      5.35%        5.17%         6.88%
Funds Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Spartan Int. Muni Income    LB Municipal Bond
             00036                       LB015
  1988/12/31      10000.00                    10000.00
  1989/01/31      10109.63                    10206.80
  1989/02/28      10035.24                    10090.34
  1989/03/31       9993.78                    10066.22
  1989/04/30      10171.89                    10305.20
  1989/05/31      10340.45                    10519.24
  1989/06/30      10442.00                    10662.09
  1989/07/31      10544.19                    10807.20
  1989/08/31      10489.63                    10701.40
  1989/09/30      10482.70                    10669.51
  1989/10/31      10573.95                    10799.99
  1989/11/30      10701.12                    10988.99
  1989/12/31      10782.53                    11078.88
  1990/01/31      10746.41                    11026.48
  1990/02/28      10827.15                    11124.62
  1990/03/31      10865.23                    11127.95
  1990/04/30      10771.23                    11047.39
  1990/05/31      10937.50                    11288.55
  1990/06/30      11021.21                    11387.78
  1990/07/31      11153.50                    11555.18
  1990/08/31      11131.88                    11387.40
  1990/09/30      11207.26                    11393.89
  1990/10/31      11320.96                    11600.57
  1990/11/30      11471.48                    11833.86
  1990/12/31      11533.61                    11885.34
  1991/01/31      11658.57                    12044.84
  1991/02/28      11771.68                    12149.63
  1991/03/31      11824.13                    12154.00
  1991/04/30      11951.22                    12315.65
  1991/05/31      12041.62                    12425.14
  1991/06/30      12044.76                    12412.84
  1991/07/31      12175.35                    12564.02
  1991/08/31      12292.46                    12729.49
  1991/09/30      12447.37                    12895.23
  1991/10/31      12563.64                    13011.29
  1991/11/30      12572.45                    13047.59
  1991/12/31      12823.85                    13327.59
  1992/01/31      12894.41                    13357.98
  1992/02/29      12941.56                    13362.25
  1992/03/31      12914.82                    13367.20
  1992/04/30      13023.46                    13486.16
  1992/05/31      13134.15                    13644.90
  1992/06/30      13282.79                    13873.86
  1992/07/31      13669.00                    14289.80
  1992/08/31      13567.52                    14150.47
  1992/09/30      13631.99                    14243.01
  1992/10/31      13444.37                    14103.01
  1992/11/30      13719.53                    14355.59
  1992/12/31      13871.24                    14502.16
  1993/01/31      14036.69                    14670.82
  1993/02/28      14543.76                    15201.46
  1993/03/31      14402.32                    15040.79
  1993/04/30      14538.96                    15192.55
  1993/05/31      14632.28                    15277.93
  1993/06/30      14827.94                    15532.92
  1993/07/31      14863.95                    15553.27
  1993/08/31      15167.67                    15877.08
  1993/09/30      15336.24                    16057.92
  1993/10/31      15357.87                    16088.92
  1993/11/30      15256.33                    15947.17
  1993/12/31      15569.10                    16283.82
  1994/01/31      15746.26                    16469.78
  1994/02/28      15383.73                    16043.21
  1994/03/31      14760.14                    15389.93
  1994/04/30      14843.25                    15520.44
  1994/05/31      14975.53                    15655.00
  1994/06/30      14898.06                    15559.35
  1994/07/31      15175.86                    15844.55
  1994/08/31      15229.84                    15899.37
  1994/09/30      15038.40                    15665.97
  1994/10/31      14832.69                    15387.74
  1994/11/30      14542.30                    15109.53
  1994/12/31      14827.64                    15442.09
  1995/01/31      15213.16                    15883.43
  1995/02/28      15575.97                    16345.32
  1995/03/31      15730.26                    16533.13
  1995/04/30      15733.56                    16552.64
  1995/05/31      16125.26                    17080.83
  1995/06/30      16042.85                    16932.23
  1995/07/31      16164.98                    17092.74
  1995/08/31      16389.77                    17309.48
  1995/09/30      16526.52                    17419.05
  1995/10/31      16716.88                    17672.32
  1995/11/30      16905.63                    17965.51
  1995/12/31      17028.52                    18138.15
  1996/01/31      17185.33                    18275.10
  1996/02/29      17130.33                    18151.74
  1996/03/31      16957.87                    17919.76
  1996/04/30      16924.59                    17869.05
  1996/05/31      16907.24                    17861.90
  1996/06/30      17049.05                    18056.42
  1996/07/31      17176.79                    18220.73
  1996/08/31      17179.25                    18216.36
  1996/09/30      17341.52                    18471.39
  1996/10/31      17542.87                    18680.30
  1996/11/30      17815.42                    19022.15
  1996/12/31      17783.72                    18942.25
  1997/01/31      17841.77                    18978.06
  1997/02/28      17985.06                    19152.27
  1997/03/31      17784.29                    18896.97
  1997/04/30      17897.42                    19055.14
  1997/05/31      18125.54                    19341.73
  1997/06/30      18313.62                    19547.72
  1997/07/31      18730.66                    20089.19
  1997/08/31      18599.56                    19900.96
  1997/09/30      18806.45                    20137.18
  1997/10/31      18921.81                    20266.66
  1997/11/30      19016.07                    20385.83
  1997/12/31      19247.71                    20683.26
  1998/01/31      19422.73                    20896.71
  1998/02/28      19429.31                    20902.98
  1998/03/31      19430.88                    20921.38
  1998/04/30      19370.49                    20827.02
  1998/05/31      19607.45                    21156.71
  1998/06/30      19704.42                    21240.07
  1998/07/31      19744.91                    21293.38
  1998/08/31      20024.80                    21622.36
  1998/09/30      20262.76                    21891.78
  1998/10/31      20282.60                    21891.34
  1998/11/30      20340.29                    21968.18
  1998/12/31      20380.72                    22023.54
IMATRL PRASUN   SHR__CHT 19981231 19990111 111338 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Spartan Intermediate Municipal Income Fund on December 31, 1988. As the chart shows, by December 31, 1998, the value of the investment would have grown to $20,381 - a 103.81% increase on the initial investment. For comparison, look at how the Lehman Brothers Municipal Bond Index - a market value-weighted index of investment grade municipal bonds with maturities of one year or more - did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $22,024 - a 120.24% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. Bond prices, for
example, generally move in
the opposite direction of interest
rates. In turn, the share price,
return and yield of a fund that
invests in bonds will vary. That
means if you sell your shares
during a market downturn, you
might lose money. But if you
can ride out the market's ups
and downs, you may have a
gain.

TOTAL RETURN COMPONENTS
                  YEARS ENDED DECEMBER 31,

                  1998                       1997   1996    1995    1994

Dividend returns  4.89%                      5.22%  5.12%   5.83%   5.07%

Capital returns   1.00%                      3.01%  -0.69%   9.01%  -9.83%

Total returns     5.89%                      8.23%  4.43%   14.84%  -4.76%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS AND YIELD
PERIODS ENDED DECEMBER 31,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
1998

Dividends per share         4.00(cents)   23.83(cents)   47.45(cents)

Annualized dividend rate    4.69%         4.72%          4.76%

30-day annualized yield     3.89%         -              -

30-day annualized           6.08%         -              -
tax-equivalent yield

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $10.05 over the past one month, $10.01 over the past six months and $9.97 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. The tax-equivalent yield shows what you would have to earn on a taxable investment to equal the fund's tax-free yield, if you're in the 36% federal tax bracket. A portion of the fund's income may be subject to the federal alternative minimum tax.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Thanks to volatile and unpredictable
equity markets worldwide, new
money flowed steadily into bond
funds throughout 1998. Bond
performance, however, varied widely
from sector to sector. For the 12-month
period ending December 31, 1998, the
Lehman Brothers Municipal Bond
Index - a popular measure of the
municipal bond market - returned
6.48%. In contrast, the Lehman
Brothers Aggregate Bond Index - a
widely followed measure of
taxable-bond performance -
returned 8.69% during the period.
In fact, according to research
conducted by Morningstar, Inc. - a
leading provider of investment
information and analysis - munis
lagged the majority of bond
investments over the course of the
year, trailing Treasuries, long-term
corporate bonds and international
bonds, among others. While
Treasuries in particular reaped the
benefits of equity investors' flight to
safety, municipal bond returns in
general were somewhat tempered by
record-high issuance that was met
with only subdued demand.
Fortunately, the outlook for municipal
bonds improved during the fourth
quarter. Towards the end of the
12-month period, municipals were
priced quite attractively compared to
their U.S. Treasury counterparts and
were yielding about the same as
30-year Treasuries. Also, municipal
bonds - along with the majority of
fixed-income issues - were
bolstered by three recent
interest-rate cuts by the Federal
Reserve Board, which dropped the
fed funds rate to 4.75%.

(photograph of Norm Lind)

An interview with Norm Lind, Portfolio Manager of Spartan Intermediate Municipal Income Fund

Q. HOW DID THE FUND PERFORM, NORM?

A. For the 12-month period that ended December 31, 1998, the fund had a total return of 5.89%. To get a sense of how the fund did relative to its competitors, the intermediate municipal debt funds average returned 5.35% for the same 12-month period, according to Lipper Inc. Additionally, the Lehman Brothers 1-17 Year Municipal Bond Index - which tracks the types of securities in which the fund invests - returned 6.28% for the same one-year period.

Q. WHAT HELPED THE FUND BEAT ITS COMPETITORS DURING THE YEAR?

A. There were two primary reasons why the fund outpaced its peers during 1998. First, the fund had a relatively large weighting in non-callable bonds, which can't be redeemed by their issuers before maturity. Like a homeowner refinancing a mortgage, municipal bond issuers often "call" - or redeem - their loans when interest rates fall. Although refinancing is a positive for the homeowners and municipal issuers, it can be a negative for bondholders. After a bond is called, bondholders often are faced with reinvesting the proceeds, which they generally must do at lower interest rates. As interest rates declined throughout much of 1998, the demand for non-callable securities was quite strong as investors gravitated towards bonds that were protected against inopportune calls. That strong demand helped non-callable bonds outpace bonds that didn't share the same call protection.

Q. WHAT WAS THE SECOND FACTOR THAT HELPED THE FUND'S PERFORMANCE?

A. The fund also had a relatively large stake in bonds rated Baa by Moody's Investors Service. Falling interest rates prompted investors to increasingly seek out bonds with relatively high yields, including Baa-rated securities. Not only was there a growing demand for Baa-rated bonds, but there also was a limited supply of them, which generally helped boost their prices. That said, I kept the majority of the fund's investments in higher-quality bonds. Throughout the year, Baa-rated bonds offered a smaller and smaller yield advantage over higher-rated securities. The yield differential diminished so much that I felt that Baa-rated securities in many cases no longer offered enough additional yield to compensate for their added credit risk, which is an assessment of a municipal issuer's ability to pay the principal and interest on its debt in a timely fashion. More recently, I've been adding more higher-quality bonds because I can do it without sacrificing a lot of additional yield.

Q. WERE THERE ANY DISAPPOINTMENTS?

A. Yes, there were. Early on in the period, I had reduced the fund's stake in bonds issued in California. My feeling at the time was that California bond prices were already reflecting most of the improvement in that state's economy, and I didn't feel that the bonds could appreciate much more even with further economic strength. As it turned out, however, California bonds generally continued to appreciate as the state's economy continued its somewhat surprisingly strong recovery. Although the fund did have some California holdings, it didn't fully participate in the rally the state's bonds experienced.

Q. WHAT FACTORS DO YOU CONSIDER WHEN CHOOSING VARIOUS STATES AND BOND
MATURITIES?

A. In deciding in which states to invest, I look at a number of factors, including the economic and fiscal health of that state and its many municipal bond issuers. I tend to emphasize areas where municipal bond demand is relatively constant and strong as a result of high local taxes. As for choosing various bond maturities, I look for bonds that I think currently pay an appropriate amount of yield given their interest-rate sensitivity, which generally increases the longer the bond's maturity.

Q. WHAT'S AHEAD FOR THE MUNICIPAL MARKET AND THE FUND?

A. After lagging Treasuries during most of 1998, municipals may be in for a fairly strong period of performance in 1999 as they play catch up to the U.S. Treasury market. That said, the direction of interest rates will be the primary determinant of municipal performance, and it's anybody's guess where rates will be six months or a year from now. As far as the fund is concerned, I'll continue to emphasize bonds that I think offer good value given their yields and their risk. I'm comfortable sticking with a fairly large weighting in high-quality bonds for the time being, because I feel that lower-quality securities currently do not offer enough additional yield to adequately compensate for their added risk.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

NORM LIND ON DEVELOPMENTS
IN TECHNOLOGY AND THEIR EFFECT
ON MUNICIPAL-BOND ISSUERS:

"I'm currently keeping an eye on
two technology-related
developments and their potential
effect on municipal-bond issuers.
The first is the rise of the Internet.
As more and more people shop for
goods and services online, it's
uncertain to what extent states and
municipalities will lose out on sales
tax revenue. The question is whether
states or municipalities will be able to tax Internet-based sales that emanate from those states or municipalities. Although there's no clear sense right now of the magnitude of potential problems deriving from this issue, I'm factoring it in when I evaluate the attractiveness of issuers, especially those that are heavily reliant on sales-tax revenues.

"The second technology-related issue
I'm watching is the potential
problems stemming from the
so-called Year 2000 glitch, or `Y2K.'
Here I'm focusing on a couple of
things. The first is whether the
problems that arise from Y2K will
seriously compromise the operations
of a municipal issuer. Second, I'll be
watching the extent to which
municipal issuers adequately budget
for Y2K fixes. How individual
municipalities meet these
technology-related challenges could
affect their fiscal health and,
ultimately, their creditworthiness."

(checkmark)FUND FACTS

GOAL: to provide high current
income free from federal income
tax with preservation of capital

FUND NUMBER: 036

TRADING SYMBOL: FLTMX

START DATE: April 15,1977

SIZE: as of December 31,
1998, more than $1.1 billion

MANAGER: Norm Lind, since
1998; manager, various Fidelity
and Spartan municipal income
funds; joined Fidelity in 1986


INVESTMENT CHANGES





TOP FIVE STATES AS OF
DECEMBER 31, 1998

                              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                       THESE HOLDINGS  6 MONTHS AGO

Texas                          15.0                     14.3

New York                       10.8                     8.5

Massachusetts                  10.3                     10.4

California                     7.9                      10.6

Washington                     6.6                      6.2

TOP FIVE SECTORS AS OF
DECEMBER 31, 1998

                              % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS  IN
                                                       THESE SECTORS  6 MONTHS AGO

General Obligations            37.4                     37.1

Health Care                    11.9                     11.5

Electric Utilities             11.5                     10.9

Transportation                 8.2                      7.6

Education                      7.9                      9.3

AVERAGE YEARS TO MATURITY AS
OF DECEMBER 31, 1998

                                                        6 MONTHS AGO

Years                          8.8                      7.8


AVERAGE YEARS TO MATURITY IS BASED ON THE AVERAGE TIME UNTIL PRINCIPAL PAYMENTS ARE EXPECTED FROM EACH OF THE FUND'S BONDS, WEIGHTED BY
DOLLAR AMOUNT.

DURATION AS OF DECEMBER 31,
1998

                                    6 MONTHS AGO

Years                         5.4   5.4

DURATION SHOWS HOW MUCH A BOND FUND'S PRICE FLUCTUATES WITH CHANGES IN COMPARABLE INTEREST RATES. IF RATES RISE 1%, FOR EXAMPLE, A FUND WITH A FIVE-YEAR DURATION IS LIKELY TO LOSE ABOUT 5% OF ITS VALUE. OTHER FACTORS ALSO CAN INFLUENCE A BOND FUND'S PERFORMANCE AND SHARE PRICE. ACCORDINGLY, A BOND FUND'S ACTUAL PERFORMANCE MAY DIFFER FROM THIS EXAMPLE.

QUALITY DIVERSIFICATION
(MOODY'S RATINGS)

AS OF DECEMBER 31, 1998
Aaa 53.5%
Aa, A 33.3%
Baa 10.9%
Not Rated 2.1%
Short-term
investments 0.2%
Row: 1, Col: 1, Value: 53.0
Row: 1, Col: 2, Value: 33.0
Row: 1, Col: 3, Value: 10.7
Row: 1, Col: 4, Value: 2.1
Row: 1, Col: 5, Value: 1.2

AS OF JUNE 30, 1998
Aaa 50.1%
Aa, A 34.2%
Baa 12.0%
Not Rated 2.2%
Short-term
investments 1.5%
Row: 1, Col: 1, Value: 50.0
Row: 1, Col: 2, Value: 34.0
Row: 1, Col: 3, Value: 12.0
Row: 1, Col: 4, Value: 2.3
Row: 1, Col: 5, Value: 1.7

WHERE MOODY'S RATINGS ARE NOT AVAILABLE, WE HAVE USED S&P RATINGS. AMOUNTS SHOWN ARE AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



MUNICIPAL BONDS - 99.8%

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ALABAMA - 1.2%

Alabama Gen. Oblig. Rfdg.
(Cap. Appreciation):

0% 3/1/01                         Aa        $ 10,000                             $ 9,247

0% 9/1/01                         Aa         5,000                                4,531

                                                                                  13,778

ALASKA - 4.7%

Anchorage Hosp. Rev. Rfdg.        A1         2,575                                2,793
(Sisters of Providence
Proj.) Series 1991, 6.75%
10/1/02

North Slope Borough (Cap.
Appreciation):

Series A:

0% 6/30/01 (MBIA Insured)         Aaa        12,000                               10,934

0% 6/30/02 (MBIA Insured)         Aaa        23,950                               20,985

0% 6/30/03 (MBIA Insured)         Aaa        11,500                               9,632

Series B:

0% 1/1/02 (MBIA Insured)          Aaa        8,500                                7,590

0% 1/1/03 (MBIA Insured)          Aaa        3,200                                2,735

                                                                                  54,669

ARIZONA - 1.0%

Arizona Trans. Board Excise
Tax Rev.:

(Maricopa Reg'l. Road) (Cap.      Aaa        1,700                                1,486
Appreciation): Series A, 0%
7/1/02 (FGIC Insured)

Rfdg. (Maricopa County Reg'l.
Area):

Series A, 6.5% 7/1/04 (AMBAC      Aaa        1,100                                1,237
Insured)

Series B, 6.5% 7/1/04 (AMBAC      Aaa        1,220                                1,372
Insured)

Maricopa County Cmnty.
College District Series A:

6% 7/1/09                         Aa1        90                                   98

6% 7/1/09 (Pre-Refunded to        Aa1        1,910                                2,090
7/1/03 @ 101) (f)

Phoenix Civic Impt. Corp.         Aa         2,420                                2,537
Rev. Rfdg. (Arpt. Impts.)
Series A, 5.85% 7/1/01 (e)

Univ. of Arizona Univ. Rev.       A1         2,100                                2,291
Rfdg. (Univ. Rev. Sys.)
6.375% 6/1/05

                                                                                  11,111

ARKANSAS - 0.1%

Arkansas Gen. Oblig. (College
Savings Prog.) (Cap.
Appreciation):

0% 6/1/03                         Aa3        1,190                                1,000

0% 6/1/02                         Aa3        705                                  619

                                                                                  1,619

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - 7.9%

California Dept. of Wtr.          Aa2       $ 9,705                              $ 10,823
Resources Wtr. Sys. Rev.
(Central Valley Proj.)
Series P, 5.75% 12/1/16
(Pre-Refunded to 6/1/06 @
101) (f)

California Ed. Facilities         AAA        3,000                                3,127
Auth. Rev. Rfdg. (Chapman
Univ.) 5.375% 10/1/16
(Connie Lee Insured)

California Health Facilities      A+         1,660                                1,766
Fin. Auth. Rev. (Casa de Las
Campanas) Series A, 5.375%
8/1/10

California Hsg. Fin. Agcy.
Rev.:

(Home Mtg. Single Family)         Aa2        19,346                               4,235
(Cap. Appreciation) Series
1983 A, 0% 2/1/15

(Home Mtg.) Series G, 6%          Aaa        2,000                                2,117
2/1/10  (MBIA Insured) (e)

California Poll. Cont. Fing.      Baa3       2,500                                2,684
Auth. Resource Recovery Rev.
(Waste Mgmt., Inc.) Series
A, 7.15% 2/1/11 (e)

California Rural Home Mtg.        Aaa        3,000                                3,041
Fin. Auth. Lease Rev. (Rural
Lease Purp.) Series A, 4.45%
8/1/01 (MBIA Insured)

California Statewide Cmntys.
Dev. Auth. Rev. Ctfs. of
Prtn. Rfdg. (Triad
Healthcare Hosp.):

5.9% 8/1/01 (Escrowed to          A+         4,415                                4,662
Maturity) (f)

6% 8/1/02 (Escrowed to            A+         4,145                                4,461
Maturity) (f)

Carson Redev. Agcy. Rfdg.
(Redev. Proj. Area 2):

5.4% 10/1/01                      Baa2       1,350                                1,397

5.5% 10/1/02                      Baa2       1,320                                1,381

5.6% 10/1/03                      Baa2       1,500                                1,587

Central Valley Fin. Auth.         BBB-       1,875                                1,948
Cogeneration Proj. Rev.
(Carson Ice Gen. Proj.) 5.5%
7/1/01

Clovis Unified School             Aaa        5,700                                4,983
District (Cap. Appreciation)
Series B, 0% 8/1/02 (MBIA
Insured) (Escrowed to
Maturity) (f)

East Bay Muni. Util. District     Aaa        1,000                                1,027
Wtr. Sys. Rev. Rfdg. 5%
6/1/13 (FGIC Insured)

Long Beach Hbr. Dept. Rfdg.       Aaa        3,080                                3,367
Series A, 5.5% 5/15/07 (FGIC
Insured) (e)

Los Angeles County Pub. Works     Aaa        1,195                                1,223
Fing. Auth. Lease Rev.
(Multiple Cap. Facilities
Proj. #4) 4.75% 12/1/10
(MBIA Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

CALIFORNIA - CONTINUED

Los Angeles Unified School
District Series A:

6% 7/1/11 (FGIC Insured)          Aaa       $ 1,110                              $ 1,284

6% 7/1/13 (FGIC Insured)          Aaa        500                                  579

Modesto Irrigation District       Aaa        4,390                                5,988
Elec. Rev. Series A, 9.625%
1/1/11 (Escrowed to
Maturity) (f)

Modesto Wastewtr. Treatment       Aaa        8,705                                9,347
Facilities Rev. 5.625%
11/1/17 (MBIA Insured)

Pleasanton Joint Powers Fing.     Baa1       1,390                                1,503
Auth. Rev. Series A, 6.15%
9/2/12

Sacramento Cogeneration Auth.     BBB-       1,400                                1,466
Cogeneration Proj. Rev.
(Proctor & Gamble Proj.)
5.8% 7/1/01

Sacramento Pwr. Auth.
Cogeneration Proj. Rev.:

6% 7/1/00                         BBB-       3,100                                3,207

6% 7/1/01                         BBB-       3,300                                3,471

6% 7/1/99                         BBB-       3,000                                3,039

6.5% 7/1/05                       BBB-       2,000                                2,256

6.5% 7/1/08                       BBB-       2,000                                2,267

San Francisco City & County
Arpt. Commission Int'l.
Arpt. Rev. 2nd Series Issue
9 B:

5.25% 5/1/11 (FGIC Insured)       Aaa        1,700                                1,790

5.25% 5/1/12 (FGIC Insured)       Aaa        1,000                                1,046

                                                                                  91,072

COLORADO - 4.6%

Arapaho County Cap. Impt.         Aaa        52,100                               8,244
Trust Fund Hwy. Rev. (Cap.
Appreciation) Series C, 0%
8/31/26 (Pre-Refunded to
8/31/05 @ 20.8626) (f)

Colorado Health Facilities        Baa2       18,100                               19,097
Auth. Rev. Rfdg. (Rocky
Mountain Adventist) 6.25%
2/1/04

Denver City & County Arpt.
Rev.:

(Cap. Appreciation):

Series A:

0% 11/15/04 (e)                   Baa1       2,070                                1,568

0% 11/15/05 (MBIA Insured) (e)    Aaa        2,250                                1,691

Series D:

0% 11/15/03 (MBIA Insured) (e)    Aaa        5,320                                4,365

0% 11/15/05 (MBIA Insured) (e)    Aaa        2,055                                1,545

0% 11/15/06 (e)                   Baa1       4,500                                3,073

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

COLORADO - CONTINUED

Denver City & County Arpt.
Rev.: - continued

Series A:

8.25% 11/15/02 (e)                Baa1      $ 730                                $ 794

8.5% 11/15/23 (e)                 Baa1       2,000                                2,180

Series C, 6.55% 11/15/16          Aaa        2,660                                2,943
(MBIA Insured) (e)

Series D, 7% 11/15/25 (e)         Baa1       1,340                                1,424

Jefferson County School
District # R-001 Series A:

5.5% 12/15/09 (FGIC Insured)      Aaa        1,000                                1,102

5.5% 12/15/14 (FGIC Insured)      Aaa        5,000                                5,356

                                                                                  53,382

CONNECTICUT - 0.1%

Connecticut Health & Edl.         BBB-       1,100                                1,147
Facilities Auth. Rev. Rfdg.
(Quinnipiac College) Series
D, 5.625% 7/1/03

DISTRICT OF COLUMBIA - 2.9%

District of Columbia Gen.
Oblig.:

Rfdg.:

Series A 3:

5.3% 6/1/04 (AMBAC Insured)       Aaa        735                                  780

5.3% 6/1/04 (AMBAC Insured)       Aaa        40                                   42
(Escrowed to Maturity) (f)

5.4% 6/1/05 (AMBAC Insured)       Aaa        625                                  668

5.4% 6/1/05 (AMBAC Insured)       Aaa        35                                   37
(Escrowed to Maturity) (f)

Series A, 5.75% 6/1/03 (AMBAC     Aaa        85                                   91
Insured) (Escrowed to
Maturity) (f)

Series C, 5.75% 12/1/05           Aaa        260                                  285
(AMBAC Insured)
(Pre-Refunded to 12/1/03 @
102) (f)

Series A:

5.25% 6/1/10 (MBIA Insured)       Aaa        3,000                                3,151

5.25% 6/1/11 (MBIA Insured)       Aaa        3,905                                4,070

5.75% 6/1/03 (AMBAC Insured)      Aaa        1,055                                1,130

5.875% 6/1/05 (AMBAC Insured)     Aaa        3,705                                4,061

5.875% 6/1/05 (AMBAC Insured)     Aaa        295                                  324
(Escrowed to Maturity) (f)

Series C, 5.75% 12/1/05           Aaa        1,895                                2,059
(AMBAC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

DISTRICT OF COLUMBIA -
CONTINUED

District of Columbia Gen.
Oblig.: - continued

Series E:

5% 6/1/04 (FGIC Insured)          Aaa       $ 960                                $ 1,005

5% 6/1/04 (FGIC Insured)          Aaa        40                                   42
(Pre-Refunded  to 6/1/03 @
102) (f)

District of Columbia Hosp.
Rev. Rfdg.:

(Medlantic Healthcare Group):     A3         2,600                                2,656
 Series A, 6.8% 8/15/99

Series B:

6.125% 8/15/99                    A3         4,520                                4,599

6.25% 8/15/00 (Escrowed to        A3         4,805                                5,006
Maturity) (f)

District of Columbia Rev.         A1         3,500                                3,579
(Georgetown Univ.) Series A,
7.25% 4/1/11

                                                                                  33,585

FLORIDA - 1.0%

Alachua County Health             Baa1       1,645                                1,811
Facilities Auth. Health
Facilities Rev. Rfdg. (Santa
Fe Healthcare Facilities
Proj.) 6% 11/15/09 (Escrowed
to Maturity) (f)

Broward County Resource           A3         3,565                                3,779
Recovery Rev.  (SES Broward
Co. LP South Proj.) 7.95%
12/1/08

Hillsborough County Port          Aaa        2,000                                2,167
District Spl. Refing.  Rev.
Rfdg. (Tampa Port Auth.)
6.5% 6/1/02  (FSA Insured)
(e)

Miami Beach Hsg. Fin. Auth.       BBB        2,000                                1,949
Hosp. Rev.  5.375% 11/15/28

Pasco County Solid Waste          Aaa        2,000                                2,246
Disp. & Resource Recovery
Sys. Rev. Rfdg. 6% 4/1/10
(AMBAC Insured) (e)

                                                                                  11,952

GEORGIA - 0.3%

Atlanta Gen. Oblig. Rfdg. 5%      Aa3        3,550                                3,709
12/1/10  (Pre-Refunded to
12/1/08 @ 100) (f)

IDAHO - 0.5%

Idaho Falls Gen. Oblig. Rfdg.     Aaa        7,000                                5,469
0% 4/1/05  (FGIC Insured)

ILLINOIS - 2.6%

Chicago Midway Arpt. Rev.:

Series A, 5.5% 1/1/29 (MBIA       Aaa        4,000                                4,166
Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

ILLINOIS - CONTINUED

Chicago Midway Arpt. Rev.: -
continued

Series B:

6% 1/1/09 (MBIA Insured) (e)      Aaa       $ 2,000                              $ 2,211

6.125% 1/1/12 (MBIA Insured)      Aaa        2,740                                3,048
(e)

Chicago O'Hare Int'l. Arpt.       Aaa        9,820                                11,121
Rev. Rfdg.  (Gen. Arpt.
Proj.) (2nd Lien) Series A,
6.25% 1/1/08 (AMBAC Insured)
(e)

Lake County Forest                Aa2        5,850                                4,623
Preservation District (Cap.
Appreciation) 0% 12/1/04

Rolling Meadows Multi-Family      A          5,000                                5,320
Mtg. Rev. Rfdg. (Woodfield
Garden Apts. Proj.) 7.75%
2/1/04, LOC Banque Paribas

                                                                                  30,489

INDIANA - 1.7%

Indiana Employment Dev.           -          5,000                                5,059
Commission Poll. Cont. Rev.
(Chrysler Corp. Proj.) 5.7%
10/1/99

Indianapolis Resource
Recovery Rev. Rfdg. (Ogden
Martin Sys., Inc. Proj.):

6.75% 12/1/04 (AMBAC Insured)     Aaa        3,520                                4,024

6.75% 12/1/05 (AMBAC Insured)     Aaa        8,185                                9,451

Marion County Ind. Hosp.          Aaa        800                                  819
Auth. Hosp. Facilities Rev.
Rfdg. (Univ. Heights Hosp.)
8.625% 10/1/99 (AMBAC
Insured)

                                                                                  19,353

KANSAS - 1.0%

Kansas City Util. Sys. Rev.
(Cap. Appreciation):

0% 3/1/04 (AMBAC Insured)         Aaa        3,735                                3,045

0% 3/1/04 (AMBAC Insured)         Aaa        5,015                                4,083
(Escrowed  to Maturity) (f)

Kansas Dev. Fin. Auth. Rev.

(Sisters of Charity
Leavenworth  Health Svc. Co.):

5.125% 12/1/18 (MBIA Insured)     Aaa        1,000                                1,004

5.25% 12/1/10 (MBIA Insured)      Aaa        1,000                                1,062

5.25% 12/1/11 (MBIA Insured)      Aaa        1,805                                1,902

                                                                                  11,096

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

LOUISIANA - 1.2%

Louisiana Pub. Facilities
Auth. Rev. Rfdg.  (Student
Ln.) Senior Series A 1:

6.1% 3/1/00                       Aaa       $ 1,240                              $ 1,267

6.1% 9/1/00                       Aaa        2,490                                2,568

New Orleans Gen. Oblig. Rfdg.     Aaa        13,500                               10,222
(Cap. Appreciation) 0%
9/1/05 (AMBAC Insured)

                                                                                  14,057

MARYLAND - 0.2%

Prince George's County Rev.       A          1,130                                1,170
Rfdg. (Dimensions Health
Corp. Proj.) 5% 7/1/05

Prince George's County Hosp.
Rev. (Dimensions Health
Corp.):

7% 7/1/01                         A3         970                                  1,025

7.2% 7/1/06                       A3         305                                  340

                                                                                  2,535

MASSACHUSETTS - 10.3%

Boston Gen. Oblig. Rev.           Aaa        2,000                                2,171
(Boston City Hosp.) Series
A, 7.625% 2/15/21
(Pre-Refunded  to 8/15/00 @
101.666) (f)

Boston Wtr. & Swr. Commission     Aaa        4,000                                4,051
Rev. Series C, 5.2% 11/1/21
(FGIC Insured)

Massachusetts Gen. Oblig.:

(Consolidated Ln.) Series C,      Aaa        2,500                                2,752
5.625% 8/1/13 (MBIA Insured)
(Pre-Refunded to 8/1/05 @
101) (f)

Rfdg. Series A, 5.5% 2/1/11       Aa3        2,755                                2,922

Rfdg. Series C, 4.7% 8/1/02       Aa3        6,000                                6,185

Series C, 6.5% 8/1/11             Aa3        720                                  775

Massachusetts Health & Edl.
Facilities Auth. Rev.:

(Lawrence Gen. Hosp.) Series      Baa2       4,430                                4,643
B, 7.25% 7/1/01

(WalthamWeston Hosp. & Med.       Baa        2,100                                2,260
Ctr.) Series B, 8% 7/1/02
(Escrowed to Maturity) (f)

Rfdg. (Fairview Extended          Aaa        1,400                                1,409
Care) Series B, 4.55% 1/1/21
(MBIA Insured),  LOC
BankBoston NA

Massachusetts Ind. Fin. Agcy.
Rev. (Massachusetts
Biomedical) (Cap.
Appreciation):

Series A 1:

0% 8/1/01                         A1         10,800                               9,775

0% 8/1/02                         A1         5,700                                4,928

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MASSACHUSETTS - CONTINUED

Massachusetts Ind. Fin. Agcy.
Rev. (Massachusetts
Biomedical) (Cap.
Appreciation): - continued

Series A 2:

0% 8/1/04                         A1        $ 10,800                             $ 8,616

0% 8/1/05                         A1         5,100                                3,870

0% 8/1/07                         -          5,800                                4,004

Massachusetts Muni. Wholesale     Baa2       3,610                                3,936
Elec. Co. Pwr. Supply Sys.
Rev. Rfdg. Series A, 6.75%
7/1/05

Massachusetts Tpk. Auth.          Aaa        13,200                               13,309
Western Tpk. Rev. Series A,
5.55% 1/1/17 (MBIA Insured)

New England Ed. Ln. Marketing
Corp. Massachusetts Student
Ln. Rev. Rfdg.  (Senior
Issue):

Series A, 6.5% 9/1/02             Aaa        28,215                               30,439

Series D:

6.2% 9/1/00                       Aaa        3,000                                3,111

6.3% 9/1/02                       Aaa        7,815                                8,389

Univ. of Lowell Bldg. Auth.       Aaa        1,705                                1,979
Massachusetts Guaranteed
Rfdg. Series A, 6.75%
11/1/05 (AMBAC Insured)

                                                                                  119,524

MICHIGAN - 3.9%

Detroit Convention Facilities     A          22,300                               22,688
Rev. Rfdg.  (Cobo Hall
Expansion Proj.) 5.25%
9/30/12

Michigan Hosp. Fin. Auth. Rev.:

(Mercy Health Svcs., Inc.)        Aaa        1,195                                1,326
Series Q,  6% 8/15/09 (AMBAC
Insured)

Rfdg.:

(Henry Ford Health Sys.)          Aa3        3,500                                3,513
Series A,  5.25% 11/15/25

(McLaren Health Care Corp.)       A1         8,000                                7,770
Series A,  5% 6/1/19

Michigan Muni. Bond Auth.         Aaa        1,000                                1,132
Rev. Rfdg. (Local Govt. Ln.
Prog.) Series G, 6.3%
11/1/05 (AMBAC Insured)

Michigan Strategic Fund Rev.:

(Chrysler Corp. Proj.) 5.7%       -          5,000                                5,060
10/1/99

Rfdg. (Detroit Edison Co.         Aaa        4,000                                4,060
Proj.) Series A, 5.55%
9/1/29 (MBIA Insured) (c)(e)

                                                                                  45,549

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

MINNESOTA - 1.4%

Minneapolis Gen. Oblig. (Cap.
Appreciation) Series B:

0% 12/1/03                        Aaa       $ 300                                $ 248

0% 12/1/04                        Aaa        440                                  350

Rochester Health Care             AA+        14,500                               15,198
Facilities Rev. (Mayo
Foundation) Series A, 5.5%
11/15/27

                                                                                  15,796

NEBRASKA - 0.4%

Nebraska Invt. Fin. Auth.         Aaa        2,000                                2,168
Hosp. Rev.  (Nebraska
Methodist Health Sys.) 6.85%
3/1/02 (MBIA Insured)
(Pre-Refunded to 3/1/01 @
102) (f)

Nebraska Pub. Pwr. District       A1         2,000                                2,133
Rev. Rfdg. (Pwr. Supply
Sys.) Series B, 5.25% 1/1/13
 (Pre-Refunded to 1/1/03 @
102) (f)

                                                                                  4,301

NEVADA - 0.4%

Clark County School District      Aaa        6,195                                4,763
(Cap. Appreciation) Series
B, 0% 3/1/05 (FGIC Insured)

NEW HAMPSHIRE - 0.7%

New Hampshire Higher Edl. &
Health Facilities Auth. Rev.:

(Frisbee Memorial Hosp.) 5.7%     Baa1       4,145                                4,331
10/1/04

5% 6/1/28                         Aaa        3,500                                3,416

                                                                                  7,747

NEW JERSEY - 1.3%

New Jersey Econ. Dev. Auth.       Aaa        5,000                                5,650
Marketing Transition
Facilities Rev. (Senior
Lien) Series A, 7% 7/1/03
(MBIA Insured)

New Jersey Health Care
Facilities Fing. Auth. Rev.
Rfdg. (Atlantic City Med.
Ctr.) Series C:

6.55% 7/1/03                      A3         2,200                                2,394

6.8% 7/1/05                       A3         3,500                                3,799

Passaic County Util. Auth.        Aaa        3,380                                3,001
Solid Waste Disp.  Rev.
Rfdg. (Cap. Appreciation) 0%
3/1/02  (MBIA Insured)

                                                                                  14,844

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW MEXICO - 0.8%

Albuquerque Arpt. Rev. Rfdg.      Aaa       $ 1,400                              $ 1,613
6.5% 7/1/07 (AMBAC Insured)
(e)

Farmington Poll. Cont. Rev.       Aaa        1,300                                1,304
(Tucson Gas & Elec. Co.)
Series A, 6.1% 1/1/08 (MBIA
Insured)

New Mexico Edl. Assistance        Aaa        4,635                                4,983
Foundation Student Ln. Rev.
Senior Series IV, 7.05%
3/1/10 (e)

Rio Rancho Wtr. & Wastewtr.       Aaa        1,420                                1,692
Sys. Rev. Series A, 8%
5/15/04 (FSA Insured)

                                                                                  9,592

NEW YORK - 10.8%

Long Island Pwr. Auth. Elec.      Baa1       3,000                                3,019
Sys. Rev.  4.25% 4/1/00

Metropolitan Trans. Auth.         Aaa        7,305                                8,089
Commuter Facilities Rev.
Series E, 5.625% 7/1/08
(AMBAC Insured)

Metropolitan Trans. Auth.         Baa1       5,280                                5,572
Svc. Contract Trans.
Facilities Rfdg. Series 7,
5.2% 7/1/04

Muni. Assistance Corp. for
New York City Rfdg. Series E:

6% 7/1/04                         Aa2        4,000                                4,402

6% 7/1/05                         Aa2        1,500                                1,667

Nassau County Gen. Oblig.         Aaa        3,860                                3,980
Series Y, 4.9% 3/1/02 (FGIC
Insured)

New York City Gen. Oblig.:

Rfdg. Series A, 5.25% 8/1/06      A3         11,535                               12,214

Series B:

7.5% 2/1/04                       A3         5,000                                5,561

7.5% 2/1/05                       A3         2,030                                2,256

7.5% 2/1/05 (Pre-Refunded to      A3         590                                  661
2/1/02 @ 101.5) (f)

Series C:

6.4% 8/1/03                       A3         3,000                                3,274

6.5% 8/1/07                       A3         1,660                                1,806

6.5% 8/1/07 (Pre-Refunded to      A3         340                                  375
8/1/02 @ 101.5) (f)

Series H, 7% 2/1/06               A3         360                                  394

New York City Transitional
Fin. Auth. Rev.  Series A:

5% 8/15/14 (MBIA Insured)         Aaa        21,245                               21,532

5.125% 11/15/14                   Aa3        5,000                                5,144

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NEW YORK - CONTINUED

New York Local Govt.              A3        $ 2,500                              $ 2,710
Assistance Corp. Series B,
6% 4/1/18 (Pre-Refunded to
4/1/02 @ 102) (f)

New York State Dorm. Auth.
Rev.:

(City Univ. Sys. Consolidated):

Series A, 5.75% 7/1/13            Baa1       3,000                                3,301

Series B, 5.75% 7/1/06            Baa1       1,080                                1,179

Series C, 7.5% 7/1/10             Baa1       2,500                                3,021

Series D, 8.75% 7/1/02            Baa1       1,700                                1,962

(Ithaca College) 5.25% 7/1/10     Aaa        1,670                                1,785
(AMBAC Insured)

(New York Univ.) Series A,        Aaa        3,235                                3,558
5.5% 7/1/10 (MBIA Insured)

(State Univ. Edl. Facilities):

Series A, 5.2% 5/15/06            A3         2,000                                2,118

Series B, 5.25% 5/15/11           A3         2,000                                2,131

Series C, 5.2% 5/15/04            A3         4,185                                4,411

Rfdg. (New York &                 Aaa        5,000                                5,064
Presbyterian Hosp.)  4.4%
8/1/13 (AMBAC Insured)
(Fed. Hsg. Administration
Insured)

New York State Thruway Auth.
Hwy. & Bridge Trust Fund:

Series A, 5.8% 4/1/09             A3         3,000                                3,218

Series B, 5.25% 4/1/13 (FGIC      Aaa        4,350                                4,560
Insured)

New York State Urban Dev.
Corp. Rev.:

Rfdg. (Correctional Cap.          Baa1       1,785                                1,967
Facilities) Series A, 6.4%
1/1/04

Series A, 5.5% 4/1/10 (MBIA       Aaa        3,990                                4,307
Insured)

                                                                                  125,238

NORTH CAROLINA - 2.1%

North Carolina Eastern Muni.
Pwr. Agcy. Pwr. Sys. Rev.
Rfdg.:

Series B:

5.625% 1/1/03                     Baa1       1,000                                1,045

6% 1/1/06                         Baa1       6,750                                7,292

Series C:

5.25% 1/1/04                      Baa1       9,340                                9,693

5.5% 1/1/07                       Baa1       500                                  527

5.5% 1/1/07 (MBIA Insured)        Aaa        2,340                                2,538

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

NORTH CAROLINA - CONTINUED

North Carolina Edl.               AAA       $ 1,000                              $ 1,080
Facilities Fin. Agcy. Rev.
Rfdg. (Elon College) 6.375%
1/1/07  (Connie Lee Insured)

North Carolina Muni. Pwr.         A3         2,000                                2,128
Agcy. #1 Catawba Elec. Rev.
Rfdg. 5.9% 1/1/03

                                                                                  24,303

OHIO - 2.8%

Butler County Trans. Impt.        Aaa        2,000                                2,179
District Series A,  5.5%
4/1/09 (FSA Insured)

Cincinnati Student Ln. Fund       Aaa        925                                  968
Corp. Student Ln. Rev. Rfdg.
Series C, 6.2% 7/1/03 (e)

Franklin County Gen. Oblig.
Rev. (Online Computer
Library Ctr., Inc. Proj.):

Series 1991:

6.6% 7/15/99                      -          895                                  909

6.7% 7/15/00                      -          960                                  1,001

6.8% 7/15/01                      -          800                                  853

5.65% 4/15/01                     -          840                                  870

5.75% 4/15/02                     -          1,030                                1,079

5.9% 4/15/04                      -          500                                  533

6% 4/15/09                        -          4,500                                4,720

Lake County Hosp. Impt.           Aaa        3,800                                4,464
Facilities Rev.  (Lake Hosp.
Sys., Inc.) 6.875% 8/15/11
(AMBAC Insured) (Escrowed to
Maturity) (f)

Ohio Bldg. Auth. Facilities       Aa3        2,000                                2,182
(Administration Bldg. Fund
Proj.) Series A, 6.3% 10/1/11

Ohio Tpk. Commission Tpk. Rev.:

Rfdg. Series A, 5.5% 2/15/26      Aaa        10,000                               10,930
(FGIC Insured)

Series A, 5.6% 2/15/12 (MBIA      Aaa        1,250                                1,349
Insured)

                                                                                  32,037

OKLAHOMA - 0.2%

Tulsa Ind. Auth. Hosp. Rev.       AAA        2,080                                2,320
(Tulsa Reg'l.  Med. Ctr.) 7%
6/1/06 (Pre-Refunded to
6/1/03 @ 102) (f)

OREGON - 0.1%

Clackamas County School           Aaa        1,630                                1,705
District #12 5.25% 6/1/13
(FGIC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

PENNSYLVANIA - 4.4%

Allegheny County Gen. Oblig.      Aaa       $ 21,000                             $ 23,860
Series C 34,  8.5% 2/15/02
(MBIA Insured)

Allegheny County Hosp. Dev.
Auth. Rev.  (Univ. of
Pittsburgh Med. Ctr.) Series
B:

5% 7/1/16 (MBIA Insured)          Aaa        2,500                                2,485

5.25% 7/1/06 (MBIA Insured)       Aaa        3,335                                3,560

Delaware County Gen. Oblig.       Aa3        5,500                                4,559
Rfdg. (Cap. Apprecation) 0%
11/15/03

Northampton County Hosp.          BBB        1,905                                1,986
Auth. Rev. Rfdg. (Easton
Hosp.) Series B, 6.9% 1/1/02

Philadelphia Gen. Oblig.          Aaa        3,610                                4,064
6.25% 5/15/12  (MBIA Insured)

Philadelphia Hosp. & Higher       Baa1       2,675                                2,716
Ed. Facilities  Auth. Hosp.
Rev. Rfdg. (Temple Univ.
Hosp.) Series A, 5.75%
11/15/99

Philadelphia Wtr. & Wastewtr.     Aaa        3,300                                3,506
Rev. Rfdg. 5.5% 6/15/03
(FGIC Insured)

Wilkens Area Ind. Dev. Auth.      Aaa        3,770                                3,793
Rev. Rfdg. (Fairview
Extended Care) Series B,
4.55% 1/1/21 (MBIA Insured),
LOC MBIA

                                                                                  50,529

RHODE ISLAND - 0.2%

Rhode Island Student Ln.          A          2,340                                2,385
Auth. Student Ln. Rev. Rfdg.
Series A, 6.4% 12/1/99

SOUTH CAROLINA - 0.3%

South Carolina Ed. Assistance     A          2,000                                2,122
Auth. Rev. Rfdg. (Guaranteed
Student Ln.) Series B, 5.7%
9/1/05 (e)

South Carolina Gen. Oblig.        Aaa        1,000                                1,091
(State Hwy.)  Series B,
5.625% 7/1/11

                                                                                  3,213

SOUTH DAKOTA - 0.5%

South Dakota Student Ln.          A+         5,000                                5,369
Fing. Corp. Student Ln. Rev.
Rfdg. Series A, 6.15% 8/1/03
 (Pre-Refunded to 8/1/01 @
102) (e)(f)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TENNESSEE - 0.7%

Memphis-Shelby County Arpt.
Auth. Arpt. Rev. Rfdg.
Series A:

5.5% 2/15/03 (MBIA Insured)       Aaa       $ 1,405                              $ 1,482
(e)

6% 2/15/06 (MBIA Insured) (e)     Aaa        2,000                                2,209

Montgomery County Health Edl.     Baa2       2,800                                2,758
& Hsg. Facilities Board
Hosp. Rev. (Rfdg. & Impt.
Clarksville Reg'l. Health
Sys.) 5.375% 1/1/28

Shelby County Pub. Impt. Rev.     Aa2        2,200                                1,177
Series A,  0% 5/1/11
(Pre-Refunded to  5/1/05 @
69.561) (f)

                                                                                  7,626

TEXAS - 15.0%

Alief Independent School
District:

7% 2/15/03                        Aaa        1,125                                1,254

7% 2/15/04                        Aaa        1,125                                1,279

Allen Independent School          Aaa        1,370                                1,017
District Rfdg. (Cap.
Appreciation) 0% 2/15/06

Arlington Independent School
District Rfdg. & Impt.:

(Cap. Appreciation) 0% 2/15/07    Aaa        1,570                                1,114

6.5% 2/15/03                      Aaa        1,500                                1,647

Austin Independent School
District:

5.7% 8/1/11                       Aaa        1,070                                1,156

5.7% 8/1/11 (Pre-Refunded to      Aaa        2,430                                2,681
8/1/06 @ 100) (f)

Austin Util. Sys. Rev. Rfdg.      Aaa        16,130                               14,172
(Cap. Appreciation) Series
A, 0% 5/15/02 (MBIA Insured)

Brazos Higher Ed. Auth., Inc.
Student Ln. Rev. Rfdg.
Series C 1:

5.6% 6/1/03 (e)                   Aaa        6,515                                6,777

5.7% 6/1/04 (e)                   Aaa        2,410                                2,527

Brazosport Independent School     Aaa        1,290                                1,345
District (School House) 5.4%
2/15/13

Cedar Hill Independent School
District Rfdg. (Cap.
Appreciation):

0% 8/15/05                        Aaa        2,830                                2,159

0% 8/15/07                        Aaa        1,465                                1,009

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Conroe Independent School         Aaa       $ 500                                $ 355
District Rfdg.  (Cap.
Appreciation) Series B, 0%
2/15/07

Dallas County Gen. Oblig.
Rfdg.  (Cap. Appreciation)
Series A:

0% 8/15/05                        Aaa        7,125                                5,497

0% 8/15/06                        Aaa        6,700                                4,934

0% 8/15/07                        Aaa        3,605                                2,518

Eanes Independent School          Aaa        2,005                                1,605
District Rfdg.  (Cap.
Appreciation) 0% 8/1/04

Garland Independent School        Aaa        3,505                                3,078
District Series A, 4% 2/15/17

Harris County Gen. Oblig.
Rfdg. (Cap. Appreciation):

(Toll Road Sub-Lien Rev. )        Aa2        8,485                                7,413
Series 1991:  0% 8/1/02

0% 8/1/03                         Aa2        12,570                               10,520

0% 8/1/05                         Aa2        16,275                               12,494

0% 8/1/06                         Aa2        13,000                               9,517

Humble Independent School         Aaa        1,300                                1,571
District  8% 2/15/05

Irving Independent School         Aaa        4,000                                3,849
District (Cap. Appreciation)
0% 2/15/00

Katy Independent School           Aaa        2,550                                1,809
District Rfdg.  (Cap.
Appreciation) Series A, 0%
2/15/07

Keller Independent School
District Rfdg.:

(Cap. Appreciation) Series A,     Aaa        1,590                                839
0% 8/15/12

5% 8/15/30                        Aaa        8,000                                7,877

Laredo Gen. Oblig. Rfdg.:

5.125% 8/15/11 (FGIC Insured)     Aaa        2,225                                2,325

5.25% 2/15/13 (FGIC Insured)      Aaa        1,335                                1,380

Leander Independent School
District:

7.5% 8/15/04                      Aaa        500                                  587

7.5% 8/15/05                      Aaa        600                                  717

7.5% 8/15/06                      Aaa        800                                  970

7.5% 8/15/07                      Aaa        800                                  985

Lewisville Independent School     Aaa        5,000                                3,261
District Rfdg.  (Cap.
Appreciation) 0% 8/15/08

Lower Colorado River Auth.        Aaa        615                                  396
Rev. Rfdg. (Cap.
Appreciation) 0% 1/1/09
(MBIA Insured) (Escrowed to
Maturity) (f)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

TEXAS - CONTINUED

Midlothian Independent School     Aaa       $ 1,905                              $ 1,414
District Rfdg. (Cap.
Appreciation) 0% 2/15/06

Northside Independent School
District Rfdg. (Cap.
Appreciation):

0% 2/15/02                        Aaa        1,000                                888

0% 2/15/03                        Aaa        1,230                                1,046

0% 2/1/05                         Aaa        6,155                                4,801

Round Rock Independent School
District:

Rfdg. (Cap. Appreciation) 0%      Aaa        7,645                                5,422
2/15/07

Series B, 7% 8/1/03               Aaa        1,325                                1,493

San Antonio Elec. & Gas Rev.      Aa1        5,655                                5,923
5.75% 2/1/11

San Antonio Gen. Oblig.:

Rfdg. 5.5% 8/1/04                 Aa2        2,745                                2,967

5% 2/1/13 (c)                     Aa2        1,535                                1,530

5% 2/1/14 (c)                     Aa2        2,250                                2,235

Socorro Independent School        Aaa        3,000                                2,393
District Rfdg.  0% 9/1/04

Spring Independent School         Aaa        5,900                                4,185
District Rfdg.  (Cap.
Appreciation) 0% 2/15/07

Texas Pub. Fin. Auth.:

(College Student Ln.) 5.8%        Aa2        2,350                                2,486
8/1/05 (e)

(Wtr. Dev.) Series E, 5%          Aa2        6,705                                6,688
8/1/20

Series A, 5% 10/1/14              Aa2        3,375                                3,414

Univ. of Texas Permanent          Aaa        2,495                                2,621
Univ. Fund 5% 7/1/10

Yselta Independent School         Aaa        1,100                                616
District Rfdg.  (Cap.
Appreciation) 0% 8/15/11

                                                                                  172,756

UTAH - 3.1%

Intermountain Pwr. Agcy. Pwr.
Supply Rev. Rfdg.:

Series A:

5.25% 7/1/12 (MBIA Insured)       Aaa        2,605                                2,749
(c)

6.5% 7/1/10 (AMBAC Insured)       Aaa        1,000                                1,194

Series B, 5.75% 7/1/16 (MBIA      Aaa        1,000                                1,094
Insured)

Series D, 5% 7/1/21 (MBIA         Aaa        3,000                                2,956
Insured)

Series G, 0% 7/1/12               Aaa        17,000                               19,140
(Pre-Refunded to 1/1/03 @
101) (b)(f)

Jordan School District 7.625%     Aa3        1,000                                1,176
6/15/04

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

UTAH - CONTINUED

Salt Lake County Wtr.             Aaa       $ 3,500                              $ 2,539
Conservancy District Rev.
Rfdg. (Cap. Appreciation)
Series A, 0% 10/1/06 (AMBAC
Insured)

Utah Board of Regents Student     Aaa        4,900                                5,151
Ln. Rev. Series A, 7.6%
11/1/00 (AMBAC Insured)

                                                                                  35,999

VIRGINIA - 2.8%

Arlington County Ind. Dev.        Aaa        2,965                                3,149
Auth. Resource Recovery Rev.
(Ogden Martin Sys.) 5.375%
1/1/11 (FSA Insured) (e)

Chesapeake Gen. Oblig. Pub.       Aa3        2,400                                2,631
Impt. 6% 5/1/11 (MBIA
Insured)

Pocahontas Parkway Assoc.         Baa3       4,000                                3,916
Toll Road Rev.  Series A, 5%
8/15/11

Virginia Hsg. Dev. Auth.
Multi-family Hsg. Rev.
Senior Series I:

5.75% 5/1/07 (e)                  Aa1        1,380                                1,473

5.85% 5/1/08 (e)                  Aa1        1,370                                1,469

Virginia Pub. Bldg. Auth.         Aa2        14,010                               14,830
Pub. Facilities Rev. Rfdg.
Series A, 5% 8/1/09

Virginia Trans. Board Trans.
Contract Rev. (Northern
Virginia Trans. District)
Series A:

6.75% 5/15/03                     Aa2        1,895                                2,104

6.75% 5/15/04                     Aa2        2,020                                2,282

                                                                                  31,854

WASHINGTON - 6.6%

Grant County Pub. Util.           Aaa        1,235                                1,232
District #2 Wanapum Hydro
Elec. Rev. Rfdg. Second
Series B,  5.25% 1/1/14
(MBIA Insured) (c)

King County Gen. Oblig.
Series B:

5.75% 12/1/11                     Aa1        6,000                                6,665

5.85% 12/1/13                     Aa1        13,480                               15,073

Washington Gen. Oblig. Rfdg.      Aa1        1,450                                1,590
Series R,  5.625% 9/1/05

Washington Health Care            Aaa        3,000                                3,225
Facilities Auth. Rev. Rfdg.
(Swedish Health Svcs.) 5.5%
11/15/12 (AMBAC Insured)

MUNICIPAL BONDS - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)             PRINCIPAL AMOUNT (000S)              VALUE (NOTE 1) (000S)

WASHINGTON - CONTINUED

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #2 Rev.
Rfdg.:

Series A, 5% 7/1/09 (MBIA         Aaa       $ 5,000                              $ 5,206
Insured)

Series C, 7.5% 7/1/03             Aa1        1,000                                1,091
(Pre-Refunded to 1/1/01 @
102) (f)

Washington Pub. Pwr. Supply
Sys. Nuclear Proj. #3 Rev.
Rfdg.:

(Cap. Appreciation) Series B:

0% 7/1/07                         Aa1        15,000                               10,358

0% 7/1/10                         Aa1        16,000                               9,322

0% 7/1/04 (MBIA Insured)          Aaa        5,450                                4,374

0% 7/1/05 (MBIA Insured)          Aaa        10,000                               7,663

0% 7/1/10                         Aa1        2,250                                1,304

Series C, 7.5% 7/1/08 (MBIA       Aaa        6,940                                8,689
Insured)  (d)

                                                                                  75,792

TOTAL MUNICIPAL BONDS                                                             1,152,265
(Cost $1,085,881)


MUNICIPAL NOTES - 0.2%



MICHIGAN - 0.2%

Michigan Muni. Bond Auth.                      2,000                              2,015
Rev. RAN  Series 98 D, 4.25%
8/27/99 (g) (Cost $2,010)

TOTAL INVESTMENT IN                                                             $ 1,154,280
SECURITIES - 100%
(Cost $1,087,891)


FUTURES CONTRACTS

                                 EXPIRATION DATE      UNDERLYING FACE AMOUNT (000S)      UNREALIZED GAIN/(LOSS)  (000S)

SOLD

60 Bond Buyer Municipal Bond     Mar. 1999            $ 7,500                            $ (32)
Index Contracts

90 U.S. Treasury Bond Contracts  Mar. 1999             11,500                              222

                                                                                         $ 190
THE FACE VALUE OF FUTURES SOLD AS A PERCENTAGE OF TOTAL INVESTMENT IN
SECURITIES - 1.6%.





SECURITY TYPE ABBREVIATION
RAN - REVENUE ANTICIPATION NOTE

LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(b) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(c) Security purchased on a delayed delivery or when-issued basis (see
Note 2 of Notes to Financial Statements).

(d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $864,000.

(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(f) Security collateralized by an amount sufficient to pay interest and principal.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS          S&P RATINGS

Aaa, Aa, A        80.8%  AAA, AA, A    76.8%

Baa               8.8%   BBB           10.2%

Ba                0.0%   BB            0.0%

B                 0.0%   B             0.0%

Caa               0.0%   CCC           0.0%

Ca, C             0.0%   CC, C         0.0%

                         D             0.0%

The percentage not rated by Moody's or S&P amounted to 2.1%. FMR has determined that unrated debt securities that are lower quality account for 0% of the total value of investment in securities.
The distribution of municipal securities by revenue source, as a percentage of total value of investments in securities, is as follows:

General Obligations          37.4%

Health Care                  11.9

Electric Utilities           11.5

Transportation                8.2

Education                     7.9

Escrowed/Pre-Refunded         7.8

Special Tax                   6.6

Others (individually less     8.7
than 5%)

TOTAL                       100.0%

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $1,087,891,000. Net unrealized appreciation aggregated $66,389,000, of which $66,522,000 related to appreciated investment securities and $133,000 related to depreciated investment securities.

The fund hereby designates approximately $6,412,000 as a capital gain dividend for the purpose of the dividend paid deduction.

At December 31, 1998, the fund had a capital loss carryforward of approximately $5,889,000 of which $592,000 and $5,297,000 will expire on December 31, 2002 and 2003, respectively. All of the loss carryforward was acquired in the merger and is available to offset future capital gains of the fund to the extent provided by regulations (see Note 6 of Notes to Financial Statements).

At December 31, 1998, the fund was required to defer approximately $3,439,000 of losses on futures and options contracts.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                        DECEMBER
                                         31, 1998

ASSETS

Investment in securities, at             $ 1,154,280
value (cost $1,087,891) -
See accompanying schedule

Receivable for fund shares                776
sold

Interest receivable                       14,720

Receivable for daily                      15
variation on futures
contracts

Other receivables                         70

 TOTAL ASSETS                             1,169,861

LIABILITIES

Payable to custodian bank       $ 355

Payable for investments          11,648
purchased on a  delayed
delivery basis

Payable for fund shares          762
redeemed

Distributions payable            2,545

Accrued management fee           351

Other payables and accrued       187
expenses

 TOTAL LIABILITIES                        15,848

NET ASSETS                               $ 1,154,013

Net Assets consist of:

Paid in capital                          $ 1,096,095

Accumulated undistributed net             (8,661)
realized gain (loss) on
investments

Net unrealized appreciation               66,579
(depreciation) on investments

NET ASSETS, for 115,577                  $ 1,154,013
shares outstanding

NET ASSET VALUE, offering                 $9.98
price and redemption price
per share ($1,154,013
(divided by) 115,577 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS                    YEAR
                                        ENDED
                                        DECEMBER 31, 1998

INTEREST INCOME                         $ 57,320

EXPENSES

Management fee                 $ 3,951

Transfer agent fees             1,116

Accounting fees and expenses    335

Non-interested trustees'        3
compensation

Custodian fees and expenses     53

Registration fees               121

Audit                           40

Legal                           21

Miscellaneous                   4

 Total expenses before          5,644
reductions

 Expense reductions             (6)      5,638

NET INTEREST INCOME                      51,682

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities          10,455

 Futures contracts              (696)    9,759

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities          1,245

 Futures contracts              193      1,438

NET GAIN (LOSS)                          11,197

NET INCREASE (DECREASE) IN              $ 62,879
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS             YEAR ENDED DECEMBER 31, 1998  YEAR ENDED DECEMBER 31, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net interest income   $ 51,682                      $ 44,276

 Net realized gain (loss)         9,759                         4,578

 Change in net unrealized         1,438                         22,145
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       62,879                        70,999
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (51,682)                      (44,276)
From net interest income

 From net realized gain           (6,394)                       (4,596)

 TOTAL DISTRIBUTIONS              (58,076)                      (48,872)

Share transactions Net            244,699                       174,332
proceeds from sales of shares

 Net asset value of shares        196,898                       -
issued in exchange for the
net   assets of the former
Spartan Intermediate
Municipal   Income Fund
(Note 6)

 Reinvestment of distributions    44,103                        37,663

 Cost of shares redeemed          (251,231)                     (223,107)

 NET INCREASE (DECREASE) IN       234,469                       (11,112)
NET ASSETS RESULTING FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       239,272                       11,015
IN NET ASSETS

NET ASSETS

 Beginning of period              914,741                       903,726

 End of period                   $ 1,154,013                   $ 914,741

OTHER INFORMATION
Shares

 Sold                             24,546                        17,854

 Issued in exchange for           19,829                        -
shares of the former Spartan
  Intermediate Municipal
Income Fund (Note 6)

 Issued in reinvestment of        4,424                         3,855
distributions

 Redeemed                         (25,225)                      (22,918)

 Net increase (decrease)          23,574                        (1,209)



FINANCIAL HIGHLIGHTS
                                 YEARS ENDED DECEMBER 31,

                                 1998                      1997     1996     1995     1994

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 9.940                   $ 9.700  $ 9.800  $ 8.990  $ 9.990
of period

Income from Investment            .474                      .485     .488     .497     .512
Operations Net interest
income

 Net realized and unrealized      .097                      .290     (.069)   .810     (.980)
 gain (loss)

 Total from investment            .571                      .775     .419     1.307    (.468)
operations

Less Distributions

 From net interest income         (.474)                    (.485)   (.488)   (.497)   (.512)

 From net realized gain           (.057)                    (.050)   (.031)   -        (.010)

 In excess of net realized        -                         -        -        -        (.010)
gain

 Total distributions              (.531)                    (.535)   (.519)   (.497)   (.532)

Net asset value, end of period   $ 9.980                   $ 9.940  $ 9.700  $ 9.800  $ 8.990

TOTAL RETURN                      5.89%                     8.23%    4.43%    14.84%   (4.76)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,154                   $ 915    $ 904    $ 943    $ 878
(in millions)

Ratio of expenses to average      .50%                      .55%     .56%     .57%     .56%
net assets

Ratio of net interest income      4.58%                     4.97%    5.06%    5.25%    5.42%
to average net assets

Portfolio turnover rate           18% A                     22%      27%      31%      30%


A THE PORTFOLIO TURNOVER RATE DOES NOT INCLUDE THE ASSETS ACQUIRED IN THE MERGER (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Spartan Intermediate Municipal Income Fund (formerly Fidelity Limited Term Municipal Income Fund)(the fund) is a fund of Fidelity School Street trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities for which quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

INTEREST INCOME. Interest income, which includes amortization of premium and accretion of original issue discount, is accrued as earned.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net interest income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures and options transactions, market discount, capital loss carryforwards and losses deferred due to futures and options. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net interest income and realized and unrealized gain (loss). Accumulated undistributed net realized gain (loss) on investments may include temporary book and tax basis differences that will reverse

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

in a subsequent period. Any taxable gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

MUNICIPAL CENTRAL CASH FUND. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund may invest in the Municipal Central Cash Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income by investing in high-quality, short-term municipal securities of various states and municipalities. Income distributions from the Cash Fund are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

WHEN-ISSUED SECURITIES. The fund may purchase or sell securities on a when-issued basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities is fixed at the time the transaction is negotiated. The market values of the securities purchased on a when-issued or forward commitment basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a when-issued security. Losses may arise due to changes in the market value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic, or other factors.

FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the bond market and to fluctuations in interest rates. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $218,126,000 and $187,106,000, respectively.
The market value of futures contracts opened and closed during the period amounted to $121,099,000 and $103,282,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee computed daily and paid monthly, based on the fund's gross income at the rate of 5% of the gross income and .10% of average net assets. Gross income includes interest accrued less amortization of premium excluding accretion of discount. For the period, the management fee was equivalent to an annual rate of .35% of average net assets.

TRANSFER AGENT AND ACCOUNTING FEES. UMB Bank, n.a. (UMB) is the custodian and transfer and shareholder servicing agent for the fund. UMB has entered into a sub-contract with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the fund's transfer and shareholder servicing agent and accounting functions. The fund pays account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

For the period, the transfer agent fees were equivalent to an annual rate of .10% of average net assets.

5. EXPENSE REDUCTIONS.

Effective March 20, 1998, FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of .53% of the fund's average net assets through December 31, 1999. There was no reimbursement for the period.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $5,000, respectively, under these arrangements.

6. MERGER INFORMATION.

On March 19, 1998, Fidelity Limited Term Municipal Income Fund (currently Spartan Intermediate Municipal Income Fund) acquired all of the assets and assumed all of the liabilities of the former Spartan Intermediate Municipal Income Fund. The acquisition, which was approved by the shareholders of the former Spartan Intermediate Municipal Income Fund on March 9, 1998, was accomplished by an exchange of 19,828,609 shares (each valued at $9.93) of Fidelity Limited Term Municipal Income Fund (currently Spartan Intermediate Municipal Income Fund) for

6. MERGER INFORMATION - CONTINUED

the 18,663,326 shares then outstanding (each valued at $10.55) of the former Spartan Intermediate Municipal Income Fund. Based on the opinion of fund counsel, the reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the funds or their shareholders. The former Spartan Intermediate Municipal Income Fund's net assets, including $9,378,552 of unrealized appreciation, were combined with Fidelity Limited Term Municipal Income Fund (currently Spartan Intermediate Municipal Income
Fund) for total net assets after the acquisition of $1,132,856,426.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity School Street Trust and the Shareholders of Spartan Intermediate Municipal Income Fund (formerly Fidelity
Limited Term Municipal Income Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Spartan Intermediate Municipal Income Fund (formerly Fidelity Limited Term Municipal Income Fund (a fund of Fidelity School Street Trust)) at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Spartan Intermediate Municipal Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 1999

DISTRIBUTIONS


The Board of Trustees of Spartan Intermediate Municipal Income Fund (formerly Fidelity Limited Term Municipal Income Fund) voted to pay on February 8, 1999, to shareholders of record at the opening of business on February 5, 1999 a distribution of $.003 derived from capital gains realized from sales of portfolio securities.

During the fiscal year ended 1998, 100% of the fund's income dividends was free from federal income tax, and 7.52% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)

Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO WRITE FIDELITY


If more than one address is listed, please locate the address that is closest to you. We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(LETTER_GRAPHIC)MAKING CHANGES
TO YOUR ACCOUNT
(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(LETTER_GRAPHIC)FOR NON-RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

OVERNIGHT EXPRESS
Fidelity Investments
2300 Litton Lane - KH1A
Hebron, KY 41048

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6I
400 East Las Colinas Blvd.
Irving, TX 75309-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(LETTER_GRAPHIC)FOR RETIREMENT
ACCOUNTS

BUYING SHARES

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

SELLING SHARES

Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602

OVERNIGHT EXPRESS
Fidelity Investments
Attn: Redemptions - CP6R
400 East Las Colinas Blvd.
Irving, TX 75309-5517

GENERAL CORRESPONDENCE

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

HAWAII

700 Bishop Street
Honolulu, HI

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

2200 West Main Street
Durham, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Fred L. Henning, Jr., Vice President
Dwight D. Churchill, Vice President
Norman U. Lind, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
UMB Bank, n.a.
Kansas City, MO
Fidelity Service Company, Inc.
Boston, MA

* INDEPENDENT TRUSTEES

LIM-ANN-0299  70461
1.540000.101

CUSTODIAN
UMB Bank, n.a.
Kansas City, MO

FIDELITY'S MUNICIPAL BOND FUNDS
Spartan(registered trademark) Arizona Municipal Income
Spartan California Municipal Income
Spartan Connecticut Municipal Income
Spartan Florida Municipal Income
Spartan Intermediate Municipal Income
Spartan Maryland Municipal Income
Spartan Massachusetts Municipal Income
Spartan Michigan Municipal Income
Spartan Minnesota Municipal Income
Spartan Municipal Income
Spartan New Jersey Municipal Income
Spartan New York Municipal Income
Spartan Ohio Municipal Income
Spartan Pennsylvania Municipal Income
Spartan Short-Intermediate
Municipal Income

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)

TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY
NEW MARKETS INCOME
FUND

ANNUAL REPORT
DECEMBER 31, 1998

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              7   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     10  A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            11  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   18  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  22  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  27  The auditors' opinion.
ACCOUNTANTS

OF SPECIAL NOTE        28

Third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will begin eliminating duplicate copies of most financial reports and prospectuses to most households, even if they have more than one account in the fund. If additional copies of financial reports, prospectuses or historical account information are needed, please call 1-800-544-6666.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(PHOTO_OF_EDWARD_C_JOHNSON_3D)
DEAR SHAREHOLDER:

Resurgent stock market performance in the fourth quarter helped the Dow Jones Industrial Average post a double-digit return for the fourth year in a row - a first in the Dow's 100-plus year history. Three interest-rate cuts made late in the year by the Federal Reserve Board helped spark the equity rally. Meanwhile, while the majority of bonds posted positive performance, most bond returns for 1998 trailed their gains from 1997.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

The longer your investment time frame, the less likely it is that you will be affected by short-term market volatility. A 10-year investment horizon appropriate for saving for a college education, for example, enables you to weather market cycles in a long-term fund, which may have a higher risk potential, but also has a higher potential rate of return.

An intermediate-length fund could make sense if your investment horizon is two to four years, while a short-term bond fund could be the right choice if you need your money in one or two years.

If your time horizon is less than a year, you might want to consider moving some of your bond investment into a money market fund. These funds seek income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). You can also look at the fund's income, as reflected in the fund's yield, to measure performance. If Fidelity had not reimbursed certain fund expenses, the past five year and life of fund total returns and dividends would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED DECEMBER 31, 1998  PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND

FIDELITY NEW MARKETS INCOME      -22.38%      16.21%        61.34%

JP EMBI Plus                     -14.35%      38.59%        n/a

Emerging Markets Debt Funds      -20.80%      16.74%        n/a
Average

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or since the fund started on May 4, 1993. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the J.P. Morgan Emerging Markets Bond Index Plus- a market value-weighted index of U.S. dollar and other external currency-denominated Brady bonds, loans, Eurobonds, and local instruments traded in emerging markets. To measure how the fund's performance stacked up against its peers, you can compare it to the emerging markets debt funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper, Inc. The past one year average represents a peer group of 45 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED DECEMBER 31,   PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
1998

FIDELITY NEW MARKETS INCOME  -22.38%      3.05%         8.81%

JP EMBI Plus                 -14.35%      6.74%         n/a

Emerging Markets Debt Funds  -20.80%      3.03%         n/a
Average

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER LIFE OF FUND
             New Markets Income          JP Emg Mkt Bond Index
             00331                       JP001
  1993/05/04      10000.00                    10000.00
  1993/05/31      10300.87                    10333.23
  1993/06/30      10710.66                    10694.64
  1993/07/31      11253.11                    11140.58
  1993/08/31      11586.74                    11364.17
  1993/09/30      11955.99                    11513.02
  1993/10/31      12900.58                    12483.31
  1993/11/30      13042.02                    12358.35
  1993/12/31      13883.68                    13113.02
  1994/01/31      14404.11                    13148.55
  1994/02/28      12954.23                    12054.52
  1994/03/31      11006.80                    10675.65
  1994/04/30      10542.95                    10680.55
  1994/05/31      11095.86                    11418.07
  1994/06/30      10464.54                    10498.62
  1994/07/31      10752.29                    10756.51
  1994/08/31      11938.20                    11525.27
  1994/09/30      12528.12                    11638.59
  1994/10/31      12291.04                    11309.04
  1994/11/30      12238.94                    11424.20
  1994/12/31      11585.89                    10663.40
  1995/01/31      10244.50                    10294.64
  1995/02/28       9514.84                     9758.04
  1995/03/31       9213.43                     9482.39
  1995/04/30       9862.05                    10500.46
  1995/05/31      10518.02                    11425.42
  1995/06/30      10659.69                    11647.17
  1995/07/31      10678.43                    11655.74
  1995/08/31      11026.21                    11930.78
  1995/09/30      11455.38                    12341.81
  1995/10/31      11377.65                    12215.01
  1995/11/30      11743.18                    12642.57
  1995/12/31      12509.53                    13600.61
  1996/01/31      13426.92                    14798.16
  1996/02/29      12701.78                    13758.65
  1996/03/31      12839.61                    14111.49
  1996/04/30      13515.35                    14821.44
  1996/05/31      13894.84                    15005.82
  1996/06/30      14254.79                    15421.13
  1996/07/31      14387.90                    15538.74
  1996/08/31      14906.81                    16042.88
  1996/09/30      16125.36                    17021.13
  1996/10/31      16574.14                    17089.13
  1996/11/30      17521.71                    18045.94
  1996/12/31      17687.29                    18246.86
  1997/01/31      18443.09                    18905.97
  1997/02/28      18765.22                    19245.33
  1997/03/31      18014.98                    18494.33
  1997/04/30      18635.49                    19122.21
  1997/05/31      19470.77                    19890.35
  1997/06/30      20091.13                    20352.83
  1997/07/31      20976.37                    21334.15
  1997/08/31      20850.07                    21124.04
  1997/09/30      21518.36                    21831.42
  1997/10/31      19407.58                    19481.84
  1997/11/30      20139.53                    20516.75
  1997/12/31      20786.22                    21194.30
  1998/01/31      20807.27                    21241.78
  1998/02/28      21380.86                    21765.15
  1998/03/31      21984.44                    22305.54
  1998/04/30      22010.98                    22318.35
  1998/05/31      21099.35                    21652.31
  1998/06/30      20423.58                    21141.81
  1998/07/31      20743.69                    21420.95
  1998/08/31      13300.13                    15930.35
  1998/09/30      14462.48                    17271.73
  1998/10/31      15447.22                    18274.55
  1998/11/30      16603.01                    19447.66
  1998/12/31      16134.28                    18854.70
IMATRL PRASUN   SHR__CHT 19981231 19990111 114652 R00000000000071

$10,000 OVER LIFE OF FUND: Let's say hypothetically that $10,000 was invested in Fidelity New Markets Income Fund on May 4, 1993 when the fund started. As the chart shows, by December 31, 1998, the value of the investment would have grown to $16,134 - a 61.34% increase on the initial investment. For comparison, look at how the J.P. Morgan Emerging Markets Bond Index did over the same period. (The JP Morgan Emerging Markets Bond Index Plus does not extend as far back as the fund's start date, and therefore, is not appropriate for this comparison). With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $18,855 - a 88.55% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

Many markets around the globe
offer the potential for significant
growth over time; however,
investing in foreign markets
means assuming greater risks
than investing in the United
States. Factors like changes in
a country's financial markets,
its local political and
economic climate, and the
fluctuating value of its currency
create these risks. For these
reasons an international fund's
performance may be more
volatile than a fund that invests
exclusively in the United
States.

DIVIDENDS AND YIELD
PERIODS ENDED DECEMBER 31,  PAST 1 MONTH  PAST 6 MONTHS  PAST 1 YEAR
1998

Dividends per share A       7.66(cents)   58.92(cents)   121.68(cents)

Annualized dividend rate    10.07%        12.25%         10.84%

30-day annualized yield     10.84%        -              -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on the fund's average share price of $8.96 over the past one month, $9.54 over the past six months and $11.23 over the past one year, you can compare the fund's income over these three periods.

The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis. It does not reflect the cost of hedging and other currency gains and losses.

A NON-TAXABLE DIVIDENDS: DIVIDENDS PAID ARE BASED ON THE FUND'S INVESTMENT INCOME AND DO NOT REFLECT CURRENCY RELATED LOSSES. AS A RESULT OF CURRENCY LOSSES, DIVIDENDS OF APPROXIMATELY 19.5(CENTS) PER SHARE PAID DURING 1998 WERE A NON-TAXABLE RETURN OF CAPITAL. THE EXACT NON-TAXABLE AMOUNT TO USE IN PREPARING YOUR INCOME TAX RETURN WILL DEPEND ON YOUR SHARE ACTIVITY AND WAS REPORTED TO YOU IN JANUARY 1999.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Escalating volatility characterized
emerging markets during the
12-month period ended
December 31, 1998. For the year,
the JP Morgan EMBI Plus Index
returned -14.35%. The market's poor
showing was driven largely by
Russia's devaluation of the ruble
and loan defaults in August, causing
emerging-market debt prices to fall to
unprecedented levels. Emerging
markets began 1998 on a positive
note with renewed investor
confidence in Mexico, Argentina
and Venezuela sparking a rally in
the first quarter. However, the
escalating Japanese banking crisis
and Russia's brewing fiscal
problems increased yield volatility
relative to U.S. Treasuries, leading
to weaker prices in the second
quarter. This was only a preamble
to the significant liquidity disruption
to come. Banks, hedge funds and
other market participants
re-examined their portfolio
diversification and risk, and reined in
lending to emerging-market
countries. Fourth quarter returns
rebounded strongly as the Federal
Reserve Board announced a series
of rate cuts, Japan publicized a
bank bailout plan and Argentina
sold $1 billion of bonds, the first
Latin American deal since August.
However, as 1998 ended, investor
concerns over Brazil's significant
budget deficit intensified despite a
newly minted agreement with the
International Monetary Fund and
third-party lenders for a $40 billion
aid package.

(photograph of John Carlson)

An interview with John Carlson, Portfolio Manager of Fidelity New
Markets Income Fund

Q. HOW DID THE FUND PERFORM, JOHN?

A. It was a tough year for emerging markets. For the 12 months that ended December 31, 1998, the fund posted a return of -22.38%. The emerging market debt funds average, as tracked by Lipper Inc., returned -20.80% during the period, while the J.P. Morgan Emerging Markets Bond Index Plus returned -14.35%.

Q. CAN YOU RELATE HOW THE EVENTS HIGHLIGHTED IN THE MARKET RECAP
INFLUENCED THE FUND'S RETURN?

A. Sure. In fact, we have done a great deal of analysis to answer this question for ourselves. The fund entered the second half of 1998 in line with the index, which was down 1.08% year-to-date through June
30. However, the overriding performance factor for the fund in 1998 was its exposure to Russia and the critical few days in August when the country defaulted on its local-currency debt and devalued the ruble.

Q. WHAT LED TO RUSSIA TAKING SUCH UNPRECEDENTED STEPS?

A. From a credit perspective, Russia's external debt profile was not that dissimilar to Mexico's. Russia had a low external debt load as a percent of GDP (less than 55%) and exports (less than 160%), and a debt-service ratio of approximately 10%, while Mexico had comparable ratios of 40%, 120% and 20%, respectively. In 1998, the Russian government found itself coming under pressure as a result of the country's extended recession and plunging commodity prices. The problems were compounded by Russia's practice of funding budget deficits with short-term, high- yielding government bonds that sent local interest rates skyrocketing and led to a loss of investor confidence in late spring. Ultimately, even with ruble-denominated interest rates of 150%, investors were unwilling to finance new debt or rollover existing debt, and the authorities were forced to devalue the ruble. At the same time, the government also took the further step of defaulting on their domestic debt.

Q. HAD YOU ANTICIPATED THESE EVENTS?

A. Having traveled to Russia in June, I was troubled by the economic environment and anticipated a ruble devaluation, but not a local-currency debt default. Defaulting on local currency denominated debt is considered highly unusual because a government has the option to service the debt by printing more money. As a result, the fund was underweighted in Russia from October 1997 though mid-summer 1998 and never owned any Russian local debt denominated in rubles. After a dramatic fall in Russian debt prices from the mid-70's to approximately 28 cents on the dollar, I increased the fund's weighting in U.S. dollar-denominated Russian debt in mid-August because I believed prices reflected compelling valuations. However, the decision by the Russian government to both devalue the ruble and default on their local currency debt on August 17th caused prices to fall even further to unprecedented levels. One Russian dollar-denominated debt instrument was trading as low as five cents on the dollar.

Q. HOW DID YOU POSITION THE FUND IN THE AFTERMATH OF THIS SELL-OFF?

A. The last two weeks of August were characterized by investors' panic selling, lack of liquidity and very little real news to make investment decisions. During this period, I quickly raised cash by selling the less liquid non-Russian assets and swapping the Soviet-era debt for higher-credit Russian Eurobonds. I maintained the fund's overweighted position in Russia and refused to sell into the panic. At year-end, U.S. dollar-denominated Russian exposure accounted for 6.8% of the fund.

Q. WHAT WERE SOME OF THE BRIGHT SPOTS FOR THE FUND IN 1998?

A. Glad you asked. The principal way I try to add value to fund performance is by investing in countries that are represented in the J.P. Morgan Emerging Markets Bond Index Plus , as well as in a handful of countries not in the index. Country fundamentals drive my decision-making, as do individual security valuations in the market. This strategy continued to serve the fund well even in a turbulent year. For example, Turkey, an out-of-index country, was a relatively small investment, but the largest source of fund outperformance. Venezuela and Bulgaria, countries represented in the index, generated positive returns due to security selection and country weighting, respectively.

Q. JOHN, WHAT IS YOUR OUTLOOK FOR 1999?

A. Looking forward to next year, I remain cautious given the global financial crisis, the U.S. trade imbalance and the lower estimates of global growth. In addition, due to an uneven distribution of wealth in almost all emerging-market countries, political and social instability will likely rise as well. I'm focusing on countries with positive fundamentals such as a strong trade surplus, positive domestic growth prospects, low public sector borrowing requirements and records of strong economic reform.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

JOHN CARLSON DISCUSSES
1998'S MAJOR MARKET THEMES.

"When I look back on 1998, two
words come to mind - deflation
and deleveraging. Deflation,
particularly in the form of
declining commodity prices, put
pressure on a number of emerging
countries that export resources
such as oil, aluminum, copper and
agricultural products. For
example, historically low oil
prices hurt countries like
Venezuela, Ecuador, Russia and
Nigeria by putting pressure on the
government's budget deficit and
reducing the U.S. dollars coming
into the economy. In a number of
emerging economies these
problems caused a general
deterioration in creditworthiness.
The most extreme example of this
was Russia, which devalued its
currency and defaulted on its
domestic ruble debt in August.

"Deleveraging also played a major
role, particularly after the Russian
crisis. Large losses by banks,
hedge funds and other market
participants dramatically reduced
investors' appetites for risk. Banks
reduced emerging-country loan
exposure, and Wall Street reduced
its capital commitments to
emerging-market businesses.
Some hedge funds also suffered
catastrophic losses, removing
them from the markets. These
factors led to enormous risk
premiums for emerging-market
debt securities in the second half of
1998.

"Liquidity improved somewhat in
the fourth quarter, aided by
interest-rate cuts by the Federal
Reserve Board and other central
banks, but yield spreads were still
significantly higher at the end of
1998 than in January of 1998."

(checkmark)FUND FACTS

GOAL: a high level of current
income; as a secondary
objective, the fund seeks
capital appreciation

FUND NUMBER: 331

TRADING SYMBOL: FNMIX

START DATE: May 4, 1993

SIZE: as of December 31,
1998, more than $207 million

MANAGER: John Carlson, since
1995; also lead manager,
Fidelity International Bond
Fund, since 1998; Fidelity
Strategic Income Fund, since
1998; joined Fidelity in
1995


INVESTMENT CHANGES





TOP FIVE COUNTRIES AS OF
DECEMBER 31, 1998

(EXCLUDING CASH EQUIVALENTS)  % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
                                                       THESE COUNTRIES 6 MONTHS AGO

Mexico                         22.5                     12.8

Argentina                      18.9                     22.8

Brazil                         15.3                     15.5

Venezuela                      12.6                     5.3

Russia                         6.8                      10.0


TOP COUNTRIES ARE BASED UPON LOCATION OF ISSUER OF EACH SECURITY,
INCLUDING WHERE THE FUND IS EXPOSED TO POTENTIAL POLITICAL AND CREDIT
RISKS.

TOP FIVE HOLDINGS AS OF
DECEMBER 31, 1998

(BY ISSUER, EXCLUDING CASH     % OF FUND'S INVESTMENTS  % OF FUND'S INVESTMENTS IN
EQUIVALENTS)                                            THESE HOLDINGS 6 MONTHS AGO

United Mexican States           16.8                     6.0

Argentinian Republic            13.2                     18.6

Venezuelan Republic             12.6                     5.3

Brazilian Federative Republic   5.9                      11.6

Banco Nacional De               5.3                      1.2
Desenvolvimento  Economico e
Social


ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF DECEMBER 31, 1998
Corporate bonds 15.6%
Foreign government
obligations 67.0%
Other 11.5%
Row: 1, Col: 1, Value: 15.6
Row: 1, Col: 2, Value: 67.0
Row: 1, Col: 3, Value: 11.5
Row: 1, Col: 4, Value: 5.9

AS OF JUNE 30, 1998
Short-term
investments 5.9%
Corporate bonds 11.8%
Foreign government
obligations 77.1%
Other 9.6%
Short-term
investments 1.5%
Row: 1, Col: 1, Value: 11.8
Row: 1, Col: 2, Value: 76.09999999999999
Row: 1, Col: 3, Value: 9.6
Row: 1, Col: 4, Value: 2.5



INVESTMENTS DECEMBER 31, 1998

Showing Percentage of Total Value of Investment in Securities



NONCONVERTIBLE BONDS - 15.6%

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

ARGENTINA - 2.5%

Compania Internacional de         BB     ARS   7,080,000                          $ 4,889,772
Telecomunicaciones 10.375%
8/1/04 (Reg. S)

BRAZIL - 5.3%

Banco Nacional de
Desenvolvimento Economico e
Social:

14.724% 6/16/08 (g)               B1           10,250,000                          8,200,000

14.724% 6/16/08 (f)(g)            B1           2,830,000                           2,264,000

                                                                                   10,464,000

MALAYSIA - 2.6%

Petroliam Nasional BHD:

yankee 7.625% 10/15/26 (f)        Baa3         1,330,000                           922,355

7.125% 10/18/06 (Reg. S)          Baa3         2,400,000                           1,961,760

7.625% 10/15/26 (Reg. S)          A2           3,210,000                           2,226,135

                                                                                   5,110,250

MEXICO - 4.4%

Petroleos Mexicanos:

9.25% 3/30/18                     Ba2          2,250,000                           1,845,000

9.5% 9/15/27                      BB           2,450,000                           2,009,000

10.2613% 7/15/05 (Reg. S) (g)     Ba2          5,080,000                           4,724,400

                                                                                   8,578,400

UNITED STATES OF AMERICA - 0.8%

Samsung Electronics America,
Inc.:

9.75% 5/1/03 (f)                  Ba1          1,290,000                           1,219,050

9.75% 5/1/03                      Ba1          360,000                             340,200

                                                                                   1,559,250

TOTAL NONCONVERTIBLE BONDS                                                         30,601,672
(Cost $29,264,771)

FOREIGN GOVERNMENT
OBLIGATIONS  (H) - 67.0%



ARGENTINA - 15.3%

Argentinian Republic:

global bond:

11% 12/4/05                       Ba3          7,850,000                           7,805,844

11.375% 1/30/17                   Ba3          3,715,000                           3,710,356

11.375% 1/30/17                   Ba3          1,920,000                           1,917,600

FOREIGN GOVERNMENT
OBLIGATIONS (H) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

ARGENTINA - CONTINUED

Argentinian Republic: -
continued

warrants 12/3/99 (a)(i)           -            7,850                              $ 353,250

8.75% 7/10/02 (Reg. S)            Ba3    ARS   4,970,000                           4,054,341

11.75% 2/12/07                    Ba3    ARS   8,390,000                           7,101,434

11.75% 2/12/07 (f)                Ba3    ARS   1,000,000                           846,416

City of Buenos Aires euro         B1     ARS   5,490,000                           4,231,256
10.5% 5/28/04

                                                                                   30,020,497

BRAZIL - 5.9%

Brazilian Federative Republic
Brady:

FLIRB L 5% 4/15/09 (Bearer)       B2           1,660,000                           861,125
(g)

IDU euro 6.75% 1/1/01 (g)         B2           2,007,360                           1,821,679

new money bond L:

6.1875% 4/15/09 (Bearer) (g)      B2           10,650,000                          5,817,563

6.1875% 4/15/09 (Reg.) (g)        B2           5,530,000                           3,020,763

                                                                                   11,521,130

BULGARIA - 5.2%

Bulgarian Republic:

Brady discount A 6.6875%          B2           10,020,000                          7,089,150
7/28/24 (g)

Brady FLIRB A 2.5% 7/28/12 (g)    B2           5,625,000                           3,206,250

                                                                                   10,295,400

ECUADOR - 0.4%

Ecuador Republic Brady
interest equalization bond:

6% 12/21/04 (Bearer) (g)          B3           800,000                             504,000

6% 12/21/04 (Reg.) (g)            B3           320,000                             201,600

                                                                                   705,600

GREECE - 2.1%

Greek Government Treasury Bill:

8.6% 3/26/08 (e)                  A2     GRD   543,800                             2,158,321

9.2% 3/21/02 (e)                  A2     GRD   540,800                             1,995,924

                                                                                   4,154,245

FOREIGN GOVERNMENT
OBLIGATIONS (H) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

HUNGARY - 1.0%

Hungarian Government:

13% 7/24/03 (e)                   A1     HUF   201,400                            $ 941,527

15% 7/24/01 (e)                   A1     HUF   220,800                             1,048,069

                                                                                   1,989,596

MEXICO - 16.8%

United Mexican States:

Brady par A 6.25% 12/31/19        Ba2          16,780,000                          13,046,450
unit

Brady par B 6.25% 12/31/19        Ba2          7,900,000                           6,142,250
unit

Cetes:

0% 3/4/99                         -      MXN   22,710,000                          2,171,149

0% 3/11/99                        -      MXN   10,560,000                          1,008,771

global bond 11.5% 5/15/26         Ba2          9,930,000                           10,649,925

value recovery rights 6/30/03:

discount A (i)                    -            2,000                               0

discount C (i)                    -            1,000                               0

                                                                                   33,018,545

PERU - 1.6%

Peruvian Republic Brady FLIRB     Ba3          5,375,000                           3,050,313
3.25% 3/7/17 (g)

POLAND - 1.3%

Polish Republic 25.05%            A2     PLN   9,100,000                           2,634,074
1/18/08 (g)

RUSSIA - 4.8%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) interest
notes:

5.9688% 12/15/15 (g)              B1           11,670,000                          1,269,113

5.9688% 12/15/15 (f)(g)           Ca           602                                 65

Moscow City 9.5% 5/31/00          B3           16,780,000                          6,208,600
(Reg.)

Russian Federation euro           B3           6,710,000                           2,046,550
12.75% 6/24/28  (Reg. S)

                                                                                   9,524,328

VENEZUELA - 12.6%

Venezuelan Republic:

Brady debt conversion bond        B2           34,071,315                          21,635,283
euro 5.9375% 12/18/07 (g)

global bond:

13.625% 8/15/18                   B2           930,000                             716,100

FOREIGN GOVERNMENT
OBLIGATIONS (H) - CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)               PRINCIPAL AMOUNT (D)                VALUE (NOTE 1)

VENEZUELA - CONTINUED

Venezuelan Republic: -
continued

13.625% 8/15/18                   B2          $ 3,010,000                         $ 2,317,700

Oil recovery rights 3/31/20       -            25,015                              0
(i)

                                                                                   24,669,083

TOTAL GOVERNMENT OBLIGATIONS                                                       131,582,811
(Cost $133,682,338)


COMMON STOCKS - 6.9%

                                                 SHARES

ARGENTINA - 1.1%

YPF Sociedad Anonima                              78,300                            2,187,506
sponsored ADR representing
Class D shares

BRAZIL - 4.1%

Telebras sponsored ADR                             111,600                          8,111,925
PFD-Holdr

MEXICO - 1.3%

Fomento Economico Mexicano SA                      94,100                           2,505,413
de CV sponsored ADR

RUSSIA - 0.4%

AO Tatneft sponsored ADR                           365,400                          707,963
(Reg.) unit (a)

TOTAL COMMON STOCKS                                                                 13,512,807
(Cost $16,677,980)


SOVEREIGN LOAN PARTICIPATIONS
- 4.6%

                                           PRINCIPAL AMOUNT (D)

ANGOLA - 0.6%

Banco Nacional de Angola loan     -        $ 4,922,048                        1,230,512
participation - Societe
Generale (a)

CAMEROON - 0.3%

Cameroon Republic:

loan participation - Societe      -   FRF   6,240,000                         178,613
Generale (a)

loan participation - Societe      -   DEM   4,510,000                         433,511
Generale (a)

                                                                              612,124

CONGO - 0.4%

Congo Republic:

loan participation - Societe      -         2,758,208                         496,477
Generale (a)

SOVEREIGN LOAN PARTICIPATIONS
- CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

CONGO - CONTINUED

Congo Republic: - continued

loan participation - Societe      -   FRF   2,765,958                        $ 89,069
Generale (a)

loan participation - Societe      -   DEM   849,310                           91,842
Generale (a)

                                                                              677,388

MOROCCO - 1.7%

Moroccan Kingdom loan
participation:

Series A - Merrill Lynch,         -         930,000                           739,350
Pierce, Fenner & Smith, Inc.
6.0625% 1/1/09 (g)

Series A - Morgan Guaranty        -         3,180,000                         2,528,100
Trust Co. 6.0625% 1/1/09 (g)

                                                                              3,267,450

RUSSIA - 1.6%

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank)

loan participation
restructured under 1997
Agreement:

- BankBoston Corp. 6.7188%        -         1,080,000                         67,500
12/15/20 (c)(g)

- Deutsche Bank 6.7188%           -         3,350,000                         209,375
12/15/20 (c)(g)

- Donald, Lufkin & Jenrette       -         2,450,000                         153,125
Securities Corp. 6.7188%
12/15/20 (c)(g)

- ING Bank NV 5.9688%             -         2,900,000                         181,250
12/15/20 (c)(g)

- Lehman Commercial Paper,        -         810,000                           50,625
Inc. 6.7188% 12/15/20 (c)(g)

- Merrill Lynch, Pierce,          -         7,750,000                         484,375
Fenner & Smith, Inc. 6.7188%
12/15/20 (c)(g)

- Morgan (J.P.) Securities,       -         13,920,000                        870,000
Inc. 5.9688% 12/15/20 (c)(g)

SOVEREIGN LOAN PARTICIPATIONS
- CONTINUED

MOODY'S RATINGS (UNAUDITED) (B)            PRINCIPAL AMOUNT (D)              VALUE (NOTE 1)

RUSSIA - CONTINUED

Bank for Foreign Economic
Affairs of Russia
(Vnesheconombank) loan
participation restructured
under 1997 agreement: -
continued

- Paribus Capital Markets         -        $ 3,270,000                       $ 204,375
6.7188% 12/15/20 (c)(g)

- The Chase Manhattan Bank        -         15,180,000                        948,750
5.9688%  12/15/20 (c)(g)

                                                                              3,169,375

TOTAL SOVEREIGN LOAN                                                          8,956,849
PARTICIPATIONS
(Cost $14,997,306)


CASH EQUIVALENTS - 5.9%

                            MATURITY AMOUNT

Investments in repurchase   $ 11,502,029          11,496,000
agreements (U.S. Treasury
obligations), in a joint
trading account at 4.72%,
dated 12/31/98 due 1/4/99
(Cost $11,496,000)


PURCHASED OPTIONS - 0.0%

EXPIRATION DATE/STRIKE YIELD                 UNDERLYING FACE AMOUT AT VALUE

SOUTH AFRICA - 0.0%

The Chase Manhattan Bank Call   May 99/ 16%  $ 3,250,981                                     88,631
Option  on ZAR 22,600,000
notional amount of South
African Republic 12% 2/28/05
 (Cost $122,947)

TOTAL INVESTMENT IN                                                                        $ 196,238,770
SECURITIES - 100%
(Cost $206,241,342)


SECURITY TYPE ABBREVIATIONS

FLIRB                        -   Front Loaded Interest
                                 Reduction Bonds

CURRENCY ABBREVIATIONS

ARS                          -   Argentine peso

DEM                          -   German deutsche mark

FRF                          -   French franc

GRD                          -   Greek drachma

HUF                          -   Hungarian forint

MXN                          -   Mexican peso

PLN                          -   Polish zloty

ZAR                          -   South African rand

LEGEND
(a) Non-income producing

(b) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d) Principal amount is stated in United States dollars unless otherwise noted.

(e) Principal amount in thousands.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $5,251,886 or 2.5% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.

(h) For foreign government obligations not individually rated by S&P or Moody's, the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

(i) Quantity represents share amount.

OTHER INFORMATION

The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS        S&P RATINGS
Aaa, Aa, A    5.5%     AAA, AA, A    4.4%
Baa 1.5% BBB  7.6%     Ba 34.0% BB  46.9%
B            36.3%     B            12.6%
Ca, C         0.0%     CCC           1.0%

For some foreign government obligations, FMR has assigned the ratings for the sovereign credit of the issuing government. The percentage not rated by Moody's or S&P amounted to 4.6%. FMR has determined that unrated debt securities that are lower quality account for 4.6% of the total value of investment in securities.

INCOME TAX INFORMATION

At December 31, 1998, the aggregate cost of investment securities for income tax purposes was $212,634,221. Net unrealized depreciation aggregated $16,395,451, of which $7,441,395 related to appreciated investment securities and $23,836,846 related to depreciated investment securities.

At December 31, 1998, the fund had a capital loss carry forward of approximately $50,343,000 which will expire on December 31, 2006.

The fund intends to elect to defer to its fiscal year ending December 31, 1999 approximately $12,702,000 of losses recognized during the period November 1, 1998 to December 31, 1998.

The percentage of dividends distributed during the fiscal year representing income derived from sources within, and taxes paid to foreign countries or possessions of the United States are 100% and 0% respectively (unaudited).

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
                                      DECEMBER 31, 1998

ASSETS

Investment in securities, at               $ 196,238,770
value (including repurchase
agreements of $11,496,000)
(cost $206,241,342) - See
accompanying schedule

Receivable for investments                  10,092,285
sold

Receivable for fund shares                  139,710
sold

Interest receivable                         4,591,996

Redemption fees receivable                  413

 TOTAL ASSETS                               211,063,174

LIABILITIES

Payable to custodian bank      $ 4,825

Payable for investments         644,429
purchased

Payable for fund shares         928,536
redeemed

Foreign tax payable             1,041,917

Distributions payable           295,380

Accrued management fee          119,250

Other payables and accrued      186,981
expenses

 TOTAL LIABILITIES                          3,221,318

NET ASSETS                                 $ 207,841,856

Net Assets consist of:

Paid in capital                            $ 289,085,350

Distribution in excess of net               (1,790,840)
investment income

Accumulated undistributed net               (69,438,106)
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation                 (10,014,548)
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 23,126,053                 $ 207,841,856
shares outstanding

NET ASSET VALUE, offering                   $8.99
price and redemption price
per share ($207,841,856
(divided by) 23,126,053
shares)

STATEMENT OF OPERATIONS
                            YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME                               $ 12,144
Dividends

Interest                                         33,053,921

                                                 33,066,065

Less foreign taxes withheld                      (624,266)

 TOTAL INCOME                                    32,441,799

EXPENSES

Management fee                   $ 1,913,267

Transfer agent fees               723,882

Accounting fees and expenses      210,316

Non-interested trustees'          1,158
compensation

Custodian fees and expenses       162,655

Registration fees                 39,666

Audit                             77,337

Legal                             6,363

Interest                          6,334

Miscellaneous                     21,175

 Total expenses before            3,162,153
reductions

 Expense reductions               (17,175)       3,144,978

NET INVESTMENT INCOME                            29,296,821

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            (66,124,373)

 Foreign currency transactions    (187,783)      (66,312,156)

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            (20,040,565)

 Assets and liabilities in        72,717         (19,967,848)
foreign currencies

NET GAIN (LOSS)                                  (86,280,004)

NET INCREASE (DECREASE) IN                      $ (56,983,183)
NET ASSETS RESULTING  FROM
OPERATIONS


STATEMENT OF CHANGES IN NET ASSETS
                                 YEAR ENDED DECEMBER 31, 1998  YEAR ENDED DECEMBER 31, 1997

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 29,296,821                  $ 29,226,827
income

 Net realized gain (loss)         (66,312,156)                  36,931,214

 Change in net unrealized         (19,967,848)                  (13,489,997)
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       (56,983,183)                  52,668,044
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (25,046,743)                  (36,824,907)
From net investment income

 From net realized gain           -                             (23,562,318)

 Return of capital                (4,765,993)                   -

 TOTAL DISTRIBUTIONS              (29,812,736)                  (60,387,225)

Share transactions Net            124,884,456                   279,802,013
proceeds from sales of shares

 Reinvestment of distributions    26,508,421                    56,096,039

 Cost of shares redeemed          (237,972,754)                 (258,266,914)

 NET INCREASE (DECREASE) IN       (86,579,877)                  77,631,138
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

Redemption fees                   382,995                       777,898

  TOTAL INCREASE (DECREASE)       (172,992,801)                 70,689,855
IN NET ASSETS

NET ASSETS

 Beginning of period              380,834,657                   310,144,802

 End of period (including        $ 207,841,856                 $ 380,834,657
under (over) distribution
of net investment income of
($1,790,840) and $1,117,086,
respectively)

OTHER INFORMATION
Shares

 Sold                             11,840,971                    20,050,430

 Issued in reinvestment of        2,410,872                     4,190,974
distributions

 Redeemed                         (20,498,133)                  (18,794,517)

 Net increase (decrease)          (6,246,290)                   5,446,887



FINANCIAL  HIGHLIGHTS
                                 YEARS ENDED DECEMBER 31,

                                 1998                      1997       1996       1995       1994

SELECTED PER-SHARE DATA

Net asset value,  beginning      $ 12.970                  $ 12.960   $ 9.950    $ 10.190   $ 13.070
of period

Income from Investment            1.201 B                   1.065 B    .866       1.222      .573
Operations Net investment
income

 Net realized and                 (3.980)                   1.105      3.035      (.583)     (2.687)
unrealized gain (loss)

 Total from   investment          (2.779)                   2.170      3.901      .639       (2.114)
operations

Less Distributions

 From net investment income       (1.022)                   (1.318)    (.932)     (.916)     (.529)

 Return of capital                (.195)                    -          -          -          -

 In excess of   net               -                         -          -          -          (.057)
investment income

 From net realized gain           -                         (.870)     -          -          (.180)

 Total distributions              (1.217)                   (2.188)    (.932)     (.916)     (.766)

Redemption fees added to          .016                      .028       .041       .037       -
paid in capital

Net asset value, end of period   $ 8.990                   $ 12.970   $ 12.960   $ 9.950    $ 10.190

TOTAL RETURN A                    (22.38)%                  17.52%     41.39%     7.97%      (16.55)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 207,842                 $ 380,835  $ 310,145  $ 176,499  $ 179,114
(000 omitted)

Ratio of expenses to  average     1.13%                     1.08%      1.09%      1.17%      1.28% C
net assets

Ratio of net investment           10.50%                    7.56%      7.68%      9.51%      5.87%
income to average net assets

Portfolio turnover rate           488%                      656%       405%       306%       409%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL STATEMENTS).
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity New Markets Income Fund (the fund) is a fund of Fidelity School Street Trust (the trust) (formerly a fund of Fidelity Investment Trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to U.S. federal income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations that exist in the markets in which it invests. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Distribution in excess of net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

For the period ended December 31, 1998, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to certain foreign currency losses which decreased taxable income available for distribution after certain distributions had been made. (The tax treatment of distributions for the 1998 calendar year will be reported to shareholders prior to February 1, 1999.)

SHORT-TERM TRADING (REDEMPTION) FEES. Shares held in the fund less than 180 days are subject to a short-term trading fee equal to 1% of the proceeds of the redeemed shares. The fee, which is retained by the fund, is accounted for as an addition to paid in capital.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

OPTIONS. The fund may use options to manage its exposure to the bond market and to fluctuations in interest rates and currency values. Writing puts and buying calls tend to increase the fund's exposure to the underlying instrument. Buying puts and writing calls tend to decrease the fund's exposure to the underlying instrument, or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Gains and losses are realized upon the expiration or closing of the options. Realized gains (losses) on purchased options are included in realized gains (losses) on investment securities.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price. Options traded over-the-counter are valued using dealer-supplied valuations.

RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period the fund had no investments in restricted securities (excluding 144A issues).

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. The fund is permitted to invest in loans and loan participations, trade claims or other receivables. These investments may include standby financing commitments that obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary. At the end of the period, these investments amounted to $8,956,849 or 4.3% of net assets.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $1,190,910,788 and $1,249,892,811, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .55%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .69% of average net assets.

SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors (FIIA), and Fidelity Investments Japan Limited
(FIJ). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIA(U.K.)L a fee based on costs incurred for either service.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .26% of average net assets.

ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The maximum loan and the average daily loan balances during the period for which loans were outstanding amounted to $6,958,000 and $3,885,700, respectively. The weighted average interest rate was 5.94%.

6. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $1,770 under this arrangement.

In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $10,596 and $4,809, respectively, under these arrangements.

7. CREDIT RISK.

The fund's relatively large investment in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the fund's investments and the income they generate, as well as the fund's ability to repatriate such amounts.

8. LITIGATION.

The fund is engaged in litigation against the obligor on the inflation adjusted debt of Siderurgica Brasileiras SA, contesting the calculation of the principal adjustment. The probability of success of this litigation cannot be predicted and the amount of recovery cannot be estimated. Any recovery from this litigation would inure to the benefit of the fund. As of period end, the fund no longer holds Siderurgica Brasileiras SA debt securities.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity School Street Trust and the Shareholders of Fidelity New Markets Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Markets Income Fund (a fund of Fidelity School Street Trust, formerly a fund of Fidelity Investment Trust) at December 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Market Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
February 17, 1999

OF SPECIAL NOTE


INTRODUCING FIDELITY'S NEW, REORGANIZED PROSPECTUS

Recently, the SEC issued new disclosure requirements for all mutual fund prospectuses. While Fidelity could have complied by simply following the new requirements, we saw a different opportunity. We saw the chance to create a brand new prospectus: one that is better organized, easier to use and more informative than ever.

The new format of the Fidelity mutual fund prospectus puts the information you need to make informed investment decisions right at your fingertips. In the opening pages, you will find the SEC-mandated summary that highlights the fund's investment objectives, strategies and risks. There's also an easy-to-read performance chart and fee table right up front.

Inside, you will find additional features we've introduced to make the fund prospectus a more useful tool. In our new Shareholder Information section, for example, we have provided practical, beneficial information - from how to buy or sell shares, key contact information, investment services, ways to set up your account and more - all in one convenient location.

We invite you to spend a moment and review our new prospectus. It is designed to help make your investment decision easier, no matter which of the Fidelity funds you invest in.

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

BY PHONE

Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555

PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC

Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM

If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.

(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND, EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY SALES CHARGES.

TO VISIT FIDELITY


For directions and hours,
please call 1-800-544-9797.

ARIZONA

7373 N. Scottsdale Road
Scottsdale, AZ

CALIFORNIA

815 East Birch Street
Brea, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

10100 Santa Monica Blvd.
Los Angeles, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

455 Market Street
San Francisco, CA

950 Northgate Drive
San Rafael, CA

1400 Civic Drive
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

COLORADO

1625 Broadway
Denver, CO

CONNECTICUT

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

DELAWARE

222 Delaware Avenue
Wilmington, DE

FLORIDA

4400 N. Federal Highway
Boca Raton, FL

90 Alhambra Plaza
Coral Gables, FL

4090 N. Ocean Boulevard
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

2401 PGA Boulevard
Palm Beach Gardens, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

GEORGIA

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

HAWAII

700 Bishop Street
Honolulu, HI

ILLINOIS

One North Franklin Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

INDIANA

4729 East 82nd Street
Indianapolis, IN

MAINE

3 Canal Plaza
Portland, ME

MARYLAND

7401 Wisconsin Avenue
Bethesda, MD

1 West Pennsylvania Ave.
Towson, MD

MASSACHUSETTS

470 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

25 State Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

416 Belmont Street
Worcester, MA

MICHIGAN

280 North Woodward Ave.
Birmingham, MI

29155 Northwestern Hwy.
Southfield, MI

MINNESOTA

7600 France Avenue South
Edina, MN

MISSOURI

700 West 47th Street
Kansas City, MO

8885 Ladue Road
Ladue, MO

200 North Broadway
St. Louis, MO

NEW JERSEY

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

NEW YORK

1055 Franklin Avenue
Garden City, NY

999 Walt Whitman Road
Melville, L.I., NY

1271 Avenue of the Americas
New York, NY

71 Broadway
New York, NY

350 Park Avenue
New York, NY

NORTH CAROLINA

4611 Sharon Road
Charlotte, NC

2200 West Main Street
Durham, NC

OHIO

600 Vine Street
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

OREGON

16850 SW 72 Avenue
Tigard, OR

PENNSYLVANIA

1735 Market Street
Philadelphia, PA

439 Fifth Avenue
Pittsburgh, PA

TENNESSEE

6150 Poplar Road
Memphis, TN

TEXAS

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

1155 Dairy Ashford Street
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

UTAH

215 South State Street
Salt Lake City, UT

VIRGINIA

8180 Greensboro Drive
McLean, VA

WASHINGTON

411 108th Avenue, N.E.
Bellevue, WA

511 Pine Street
Seattle, WA

WASHINGTON, DC

1900 K Street, N.W.
Washington, DC

WISCONSIN

595 North Barker Road
Brookfield, WI


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan
Fidelity International Investment
 Advisors
Fidelity International Investment
 Advisors (U.K.) Limited
Fidelity Investments Japan Limited

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
John H. Carlson, Vice President
Bart A. Grenier, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

* INDEPENDENT TRUSTEES

NMI-ANN-0299  70492
1.540082.101

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

CUSTODIAN
The Chase Manhattan Bank
New York, NY

FIDELITY'S TAXABLE BOND FUNDS
Capital & Income
Ginnie Mae
Government Income
High Income
Intermediate Bond
Intermediate Government Income
International Bond
Investment Grade Bond
New Markets Income
Short-Intermediate Government
Short-Term Bond
Spartan(registered trademark) Ginnie Mae
Spartan Government Income
Spartan Investment Grade Bond
Spartan Short-Intermediate Government
Spartan Short-Term Bond
Stragetic Income
Target TimelineSM 1999, 2001 & 2003

THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774
 (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(2_FIDELITY_LOGOS)(REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com